UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2012

Item 1. Reports to Stockholders.

10	31	2012

ANNUAL REPORT

Oppenheimer Global Allocation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/12

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Reference Index
1-Year	2.14%	–3.73%	15.21%	7.49%
5-Year	–1.06	–2.23	0.36	2.02
10-Year	5.34	4.72	6.91	N/A

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment.

2	OPPENHEIMER GLOBAL ALLOCATION FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 2.14% during the reporting period. On a relative basis, the Fund underperformed its Reference Index (the “Index”) and the S&P 500 Index, which returned 7.49% and 15.21%, respectively. The Fund’s underperformance during the period was largely the result of declines in its return shaping strategies. The Fund received better performance results from its equity and fixed-income strategies.

MARKET OVERVIEW

During the reporting period, global equity and fixed-income markets generally experienced gains despite sustained macroeconomic concerns. The period began during a period of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across risk markets internationally over the first three months of 2012. The rebound gained momentum after the European Central Bank (the ECB) implemented dual Long-Term Refinancing Operations to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

* The performance of the Reference Index is shown for the period from 1/31/03-10/31/12 because performance data for certain sub-indexes was unavailable for the full 10-year period.

OPPENHEIMER GLOBAL ALLOCATION FUND	3

However, the second quarter of 2012 was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures, restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs.

The markets generally rallied over the closing months of the period, as increased stimulus measures taken by the ECB and the U.S. Federal Reserve (the “Fed”) helped boost global equity markets during the third quarter. The ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) will be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs. In the U.S., the Fed introduced a third round of quantitative easing (QE3), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. While these actions boosted the markets, a number of concerns throughout the globe remained, including slowing growth in China, continued European debt concerns and worries over the so-called fiscal cliff in the U.S. as politicians began discussions over expiring tax cuts and revenue shortfalls.

FUND PERFORMANCE

During the period, cash investments in global and U.S. equities provided the strongest contribution to the Fund’s return. Global equities overall were the best performing investments, as the stimulus measures taken by the ECB and the Fed, along with decreased fears over Europe’s sovereign debt crisis, allowed them to perform positively. Our domestic equity strategies also benefited from the same reasons and declining levels of macroeconomic uncertainty. Additionally, the Fund received positive results from its fixed-income strategies. In this area, leveraged loans and high yield corporate bonds produced the best results for the Fund. We believe these investments continue to offer more attractive risk-adjusted returns than Treasuries. Our investment in event-linked bonds also contributed positively. The Fund’s exposure to gold mining equities prior to largely closing our position detracted from performance.

4	OPPENHEIMER GLOBAL ALLOCATION FUND

We use derivatives to cheaply mitigate downside risk and efficiently access market upside; what we call “return shaping.” One of these strategies entailed hedging our overweight to stocks early in the reporting period, targeting a neutral allocation to the Index. Prior to this adjustment, we accessed most of our domestic equity overweight via an option structure where we purchased cheap call options funded by selling expensive put options. To reduce our tilt to domestic equities, yet maintain a marginal position in the event of a rally, we repurchased the put options and sold S&P futures contracts to hedge the overweight exposure from our remaining call options.1 While this hedge helped achieve our goal of nearing neutrality with the Index with respect to overall market risk, it was a drag on Fund performance as domestic stocks generally rallied during the reporting period. Although this strategy detracted from performance, the positive contribution from our remaining call options partially mitigated the underperformance.

In addition, in the fourth quarter of 2011, the effectiveness of our long 10-year Treasury futures call options declined markedly as Treasury yields remained range-bound despite continued equity volatility. Since our Treasury futures options are intended as a tail hedging strategy, the apparent floor in rates prompted us to sell the options in late November. This significantly reduced the duration of the Fund. Over the fourth quarter, premium decay, which is the process by which the extrinsic value of an option reduces over its lifetime, hurt performance until we sold the options. Additionally, the gold selloff in December negatively affected our long position in SPDR Gold shares (GLD). We also established a short position in mid-cap European equities, which detracted from performance. We believed that the lack of credit due to the banking crisis in the European Union would hurt smaller firms with limited alternate sources of financing. However, the ECB’s bond purchasing plan was announced towards the end of the period, and we exited out of this short position at a loss.

1. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. For a call option, "in the money" is when the option's strike price is below the market price of the underlying asset. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made.

OPPENHEIMER GLOBAL ALLOCATION FUND	5

STRATEGY & OUTLOOK

We made modest adjustments to the portfolio over the first half of 2012. We reduced our interest rate exposure by switching from investment-grade corporate bonds to high yield bonds, which increased the yield profile of the Fund. Given slow growth, particularly in developed markets, we continued to like large-cap equities with internationally diversified revenues. Thus, we reduced our allocation to more region specific international stocks in emerging and developed markets and increased exposure to large-cap names with global revenue streams, which now comprise our largest single strategy. Additionally, we largely eliminated our allocation to gold mining equities in April 2012. This change was motivated by a persistent lack of core inflation across the developed world. Gold can act as an inflation hedge as paper currencies are devalued relative to the price of real goods. We did not see inflation as a near-term risk. Furthermore, the transmission mechanism between bullion appreciation in the spot market and share prices of gold mining firms continued to be quite inefficient on high energy costs and hedging activity among gold mining firms. Therefore, we saw better ways to hedge the portfolio than via an allocation to gold mining firms.

We remain focused on our longer term investment strategy, while seeking to utilize hedging strategies to mitigate downside risk and efficiently access potential upside. We believe that the risk of large, highly disruptive events is gradually fading from global financial markets and economies. China is managing its transition to a new government and sustainable growth fairly smoothly, policymakers in Europe have finally built sufficient firewalls around their banks and more highly indebted member nations, and we are seeing nascent signs of a housing recovery in the United States. A healthy housing market is a critical component of consumer spending, and the lack thereof has been a key drag on the economy since the credit crisis. In addition, a U.S. energy renaissance continues to gain momentum, another potential growth driver.

Headwinds do remain, with the potential impact of continued political gridlock and major fiscal consolidation at the top of the list given the importance of the U.S. consumer to global growth. In addition, given solid earnings driven by high profit margins, we may be approaching a turn in the business cycle. Although the second point is more difficult to refute, we believe policymakers will take the 2011 U.S. credit downgrade as a warning shot and will be more cooperative going forward with respect to the former.

Nevertheless, with prices off their highs, valuations persistently cheap to bonds, and fairly low equity ownership among investors, there remains some scope for continued equity

6	OPPENHEIMER GLOBAL ALLOCATION FUND

appreciation in many global markets. Also, credit spreads have compressed significantly in high grade and high yield bonds, and gov-

Arthur P. Steinmetz Portfolio Manager

George Evans Portfolio Manager

ernment yields are very low throughout the developed world.

Krishna Memani Portfolio Manager

Benjamin Rockmuller Portfolio Manager

OPPENHEIMER GLOBAL ALLOCATION FUND	7

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
eBay, Inc.	0.8%
Telefonaktiebolaget LM Ericsson, B Shares	0.8
SAP AG	0.8
Apple, Inc.	0.7
Walt Disney Co. (The)	0.7
Industria de Diseno Textil SA	0.7
Unilever plc	0.7
Colgate-Palmolive Co.	0.6
Google, Inc., Cl. A	0.6
Siemens AG	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on net assets. For more current Top 10 Fund Holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS
United States	67.4%
United Kingdom	4.6
Germany	3.2
France	3.1
Japan	2.3
Switzerland	2.2
India	2.0
Brazil	1.9
Spain	1.4
Sweden	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on the total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on the total market value of investments.

8	OPPENHEIMER GLOBAL ALLOCATION FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Common Stocks	61.3%
Domestic Fixed Income Funds	20.2
Non-Convertible Corporate Bonds and Notes	7.5
Alternative Fund	6.5
Money Market Fund	2.5
Wholly-Owned Subsidiary	0.9
Corporate Loans	0.5
Options Purchased	0.5
Convertible Corporate Bonds and Notes	0.1
Preferred Stocks	—	*
Structured Securities	—	*
Loan Participations	—	*
Rights, Warrants and Certificates	—	*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on the total market value of investments.

OPPENHEIMER GLOBAL ALLOCATION FUND	9

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE

	Inception Date	1-Year	5-Year	10-Year
CLASS A (QVGIX)	11/1/91	2.14%	–1.06%	5.34%
CLASS B (QGRBX)	9/1/93	1.36%	–1.86%	4.86%
CLASS C (QGRCX)	9/1/93	1.45%	–1.76%	4.60%
CLASS I (QGRIX)	2/28/12	–1.04%*	N/A	N/A
CLASS N (QGRNX)	3/1/01	1.86%	–1.29%	5.06%
CLASS Y (QGRYX)	5/1/00	2.53%	–0.69%	5.72%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE
	Inception Date	1-Year	5-Year	10-Year
CLASS A (QVGIX)	11/1/91	–3.73%	–2.23%	4.72%
CLASS B (QGRBX)	9/1/93	–3.60%	–2.19%	4.86%
CLASS C (QGRCX)	9/1/93	0.46%	–1.76%	4.60%
CLASS I (QGRIX)	2/28/12	–1.04%*	N/A	N/A
CLASS N (QGRNX)	3/1/01	0.87%	–1.29%	5.06%
CLASS Y (QGRYX)	5/1/00	2.53%	–0.69%	5.72%

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Fund’s Reference Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 30% of the Russell 1000 Index, 30% of the MSCI All

10	OPPENHEIMER GLOBAL ALLOCATION FUND

Country World Ex. U.S. Index, 20% of the Barclays Capital U.S. Aggregate Bond Index and 20% of the Barclays Multiverse Index (ex-U.S.). The performance of the Reference Index is shown for 8 years (1/31/03—10/31/12) because performance data for certain sub-indexes wasn’t available for the full 10-year period. The indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER GLOBAL ALLOCATION FUND	11

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	OPPENHEIMER GLOBAL ALLOCATION FUND

Actual	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During 6 Months Ended October 31, 2012
Class A	$1,000.00	$999.50	$6.96
Class B	1,000.00	995.90	11.00
Class C	1,000.00	996.70	10.49
Class I	1,000.00	1,002.90	4.24
Class N	1,000.00	999.00	8.12
Class Y	1,000.00	1,001.40	5.04

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.20	7.02
Class B	1,000.00	1,014.18	11.10
Class C	1,000.00	1,014.68	10.59
Class I	1,000.00	1,020.91	4.28
Class N	1,000.00	1,017.04	8.20
Class Y	1,000.00	1,020.11	5.09

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2012 are as follows:

Class	Expense Ratios
Class A	1.38%
Class B	2.18
Class C	2.08
Class I	0.84
Class N	1.61
Class Y	1.00

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER GLOBAL ALLOCATION FUND	13

STATEMENT OF INVESTMENTS    October 31, 2012

	Shares	Value
Wholly-Owned Subsidiary—0.9%
Oppenheimer Global Allocation Fund (Cayman) Ltd.[1,2] (Cost $16,901,743)	2,921	$14,991,788
Common Stocks—61.1%
Consumer Discretionary—10.2%
Auto Components—0.0%
Johnson Controls, Inc.	29,830	768,123
Automobiles—0.5%
Bayerische Motoren Werke (BMW) AG	10,869	865,694
Bayerische Motoren Werke (BMW) AG, Preference	127,459	7,054,256
PT Astra International Tbk	1,635,000	1,370,302

		9,290,252
Diversified Consumer Services—0.4%
Benesse Holdings, Inc.	30,600	1,473,844
Dignity plc	78,248	1,180,659
Estacio Participacoes SA	55,600	1,059,413
Kroton Educacional SA2	58,179	1,162,978
MegaStudy Co. Ltd.	5,793	359,606
New Oriental Education & Technology Group, Inc., Sponsored ADR	52,050	877,563
Zee Learn Ltd.[2]	87,984	45,851

		6,159,914
Hotels, Restaurants & Leisure—2.1%
Buffalo Wild Wings, Inc.[2]	21,290	1,616,976
Carnival Corp.	235,600	8,924,528
Ctrip.com International Ltd., ADR[2]	97,950	1,959,980
Domino’s Pizza Group plc	211,090	1,721,981
Genting Berhad	178,000	517,170
Genting Singapore plc	716,000	776,488
Home Inns & Hotels Management, Inc., ADR[2]	22,480	662,036
Jollibee Foods Corp.	282,330	724,415
Lottomatica SpA	91,204	1,956,432
McDonald’s Corp.[3]	118,875	10,318,350
Panera Bread Co., Cl. A2	12,650	2,133,296
Ryman Hospitality Properties, Inc.[2]	16,440	641,324
William Hill plc	572,799	3,124,341
Yum! Brands, Inc.	31,780	2,228,096

		37,305,413
Household Durables—0.2%
SEB SA	17,580	1,143,867
Standard Pacific Corp.[2]	244,960	1,690,224

		2,834,091

14	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Internet & Catalog Retail—0.2%
Amazon.com, Inc.[2]	5,596	$1,302,861
B2W Companhia Global do Varejo[2]	58,517	284,655
Yoox SpA[2]	64,150	970,332

		2,557,848
Leisure Equipment & Products—0.0%
Nintendo Co. Ltd.	3,800	489,340
Media—1.9%
Grupo Televisa SA, Sponsored GDR	213,580	4,826,908
McGraw-Hill Cos., Inc. (The)	104,400	5,771,232
SES, FDR	39,930	1,104,969
Sun TV Network Ltd.	69,281	422,486
Time Warner Cable, Inc.	29,998	2,973,102
Virgin Media, Inc.	35,740	1,170,128
Walt Disney Co. (The)[3]	239,466	11,750,597
Zee Entertainment Enterprises Ltd.	1,278,419	4,490,329

		32,509,751
Multiline Retail—0.6%
Lojas Americanas SA, Preference	236,090	1,976,086
PPR	47,390	8,332,193
Shinsegae Co. Ltd.	3,536	632,239

		10,940,518
Specialty Retail—2.4%
Asbury Automotive Group, Inc.[2]	48,330	1,533,028
Conn’s, Inc.[2]	15,530	393,375
Five Below, Inc.[2]	17,090	566,363
Francesca’s Holdings Corp.[2]	27,090	799,968
Genesco, Inc.[2]	26,970	1,545,381
Hennes & Mauritz AB, Cl. B	15,341	519,238
Hibbett Sports, Inc.[2]	31,220	1,685,568
Industria de Diseno Textil SA	90,777	11,582,445
Kingfisher plc	322,709	1,507,645
Limited Brands, Inc.	22,490	1,077,046
O’Reilly Automotive, Inc.[2]	17,431	1,493,488
Pier 1 Imports, Inc.	49,970	1,019,388
Sally Beauty Holdings, Inc.[2]	89,520	2,155,642
Tiffany & Co.[3]	145,843	9,220,194
TJX Cos., Inc. (The)	34,976	1,456,051
Ulta Salon, Cosmetics & Fragrance, Inc.	14,380	1,326,124
Vitamin Shoppe, Inc.[2]	51,390	2,941,564

OPPENHEIMER GLOBAL ALLOCATION FUND	15

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Specialty Retail Continued
Zumiez, Inc.[2]	29,420	$744,620

		41,567,128
Textiles, Apparel & Luxury Goods—1.9%
Brunello Cucinelli SpA[2]	21,450	379,501
Burberry Group plc	94,746	1,790,296
Coach, Inc.	51,834	2,905,296
Compagnie Financiere Richemont SA, Cl. A	12,760	830,529
Luxottica Group SpA	38,740	1,473,739
LVMH Moet Hennessy Louis Vuitton SA	53,140	8,637,179
Nike, Inc., Cl. B	29,221	2,670,215
Prada SpA, Unsponsored ADR	193,500	1,579,199
Ralph Lauren Corp., Cl. A	18,113	2,783,787
Salvatore Ferragamo Italia SpA	23,008	467,305
Steven Madden Ltd.[2]	58,930	2,529,276
Swatch Group AG (The), Cl. B	1,784	738,273
Tod’s SpA	36,658	4,288,138
Under Armour, Inc., Cl. A2	27,770	1,451,260

		32,523,993
Consumer Staples—7.0%
Beverages—2.4%
Anadolu Efes Biracilik ve Malt Sanayii AS	72,221	1,083,819
Anheuser-Busch InBev NV, Sponsored ADR	18,220	1,526,836
Brown-Forman Corp., Cl. B	39,380	2,522,683
C&C Group plc	348,771	1,669,898
Carlsberg AS, Cl. B	61,080	5,269,223
Coca-Cola Co. (The)[3]	109,340	4,065,261
Companhia de Bebidas das Americas, Sponsored ADR, Preference	130,200	5,310,858
Diageo plc	76,214	2,178,175
Fomento Economico Mexicano SA de CV, Sponsored ADR	21,110	1,912,777
Fomento Economico Mexicano SA de CV, UBD	932,466	8,396,040
Heineken NV	38,902	2,398,348
Nigerian Breweries plc	966,981	726,498
Pernod-Ricard SA	16,890	1,817,680
SABMiller plc	75,420	3,230,790

		42,108,886
Food & Staples Retailing—1.4%
Almacenes Exito SA	63,487	1,210,290
Almacenes Exito SA, GDR[4]	57,600	1,075,755

16	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Food & Staples Retailing Continued
BIM Birlesik Magazalar AS	20,572	$955,436
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Sponsored ADR	25,570	1,195,142
Costco Wholesale Corp.	38,377	3,777,448
Dairy Farm International Holdings Ltd.	25,005	279,056
E-Mart Co. Ltd.	15,957	3,460,325
Fresh Market, Inc. (The)[2]	30,000	1,701,300
Inretail Peru Corp.[2,4]	20,200	390,870
Magnit	19,834	2,820,285
Magnit OJSC, Sponsored GDR	22,200	790,650
Shoppers Drug Mart Corp.	53,446	2,227,742
Sun Art Retail Group Ltd.	32,000	43,520
Susser Holdings Corp.[2]	22,530	809,728
United Natural Foods, Inc.[2]	19,380	1,031,791
Wal-Mart de Mexico SAB de CV, Series V	436,070	1,283,166
Woolworths Ltd.	35,687	1,089,496

		24,142,000
Food Products—1.7%
Annie’s, Inc.[2]	16,830	664,785
Aryzta AG	37,792	1,886,962
Barry Callebaut AG	1,493	1,425,187
Hain Celestial Group, Inc. (The)[2]	9,390	542,742
Mead Johnson Nutrition Co., Cl. A	12,150	749,169
Nestle SA	109,773	6,966,159
Nestle SA, Sponsored ADR	17,955	1,137,270
Smart Balance, Inc.[2]	83,600	994,840
Tingyi Holding Corp. (Cayman Islands)	648,000	1,924,574
Unilever plc	308,432	11,502,676
Want Want China Holdings Ltd.	1,220,000	1,661,941
WhiteWave Foods Co., Cl. A2	10,780	177,547

		29,633,852
Household Products—0.8%
Colgate-Palmolive Co.[3]	107,586	11,292,227
Hindustan Unilever Ltd.	137,146	1,395,552
Reckitt Benckiser Group plc	25,935	1,569,485
Unilever Indonesia Tbk	304,000	824,487

		15,081,751
Personal Products—0.5%
Colgate-Palmolive (India) Ltd.	37,490	888,693

OPPENHEIMER GLOBAL ALLOCATION FUND	17

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Personal Products Continued
Elizabeth Arden, Inc.[2]	46,810	$2,208,496
Estee Lauder Cos., Inc. (The), Cl. A	38,830	2,392,705
L’Oreal SA	4,490	571,900
Marico Ltd.	158,270	619,017
Natura Cosmeticos SA	66,400	1,770,296

		8,451,107
Tobacco—0.2%
Philip Morris International, Inc.	39,423	3,491,301
Energy—4.0%
Energy Equipment & Services—2.1%
Atwood Oceanics, Inc.[2]	39,090	1,868,502
Cameron International Corp.[2]	22,420	1,135,349
China Oilfield Services Ltd.	150,000	283,740
Dril-Quip, Inc.[2]	19,530	1,352,648
Ensco plc, Cl. A	61,160	3,536,271
Eurasia Drilling Co. Ltd., GDR	21,890	759,918
Forum Energy Technologies, Inc.[2]	45,860	1,023,137
Hornbeck Offshore Services, Inc.[2]	18,510	641,186
National Oilwell Varco, Inc.	38,960	2,871,352
Oceaneering International, Inc.	11,540	603,888
Saipem SpA	31,212	1,402,177
Schlumberger Ltd.	61,621	4,284,508
Schoeller-Bleckmann Oilfield Equipment AG	11,677	1,126,805
Technip SA	85,410	9,655,463
Tenaris SA, ADR	39,080	1,470,190
Transocean Ltd.	82,110	3,751,606

		35,766,740
Oil, Gas & Consumable Fuels—1.9%
Approach Resources, Inc.[2]	17,950	442,109
BG Group plc	181,960	3,369,521
Cairn Energy plc	85,677	387,549
Chevron Corp.	29,472	3,248,109
China Shenhua Energy Co. Ltd.	156,500	666,383
CNOOC Ltd.	620,000	1,276,820
Energy XXI (Bermuda) Ltd.	11,780	389,918
Exxon Mobil Corp.	21,143	1,927,607
Noble Energy, Inc.	34,410	3,269,294
NovaTek OAO, Sponsored GDR[4,5]	4,600	526,622
NovaTek OAO, Sponsored GDR[5]	17,400	1,992,007

18	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Oil, Gas & Consumable Fuels Continued
Oasis Petroleum, Inc.[2]	50,600	$1,486,122
Occidental Petroleum Corp.	7,960	628,522
Petroleo Brasileiro SA, Sponsored ADR	49,500	1,016,235
Phillips 66	55,046	2,595,969
Repsol YPF SA	151,425	3,026,459
Rex Energy Corp.[2]	56,150	743,426
Royal Dutch Shell plc, ADR	31,070	2,127,674
Total SA	39,380	1,981,454
Tullow Oil plc	110,380	2,500,904

		33,602,704
Financials—7.3%
Capital Markets—1.3%
BinckBank NV	88,523	709,657
Credit Suisse Group AG	47,958	1,116,115
Goldman Sachs Group, Inc. (The)	43,175	5,284,188
ICAP plc	323,240	1,695,827
Invesco Ltd.	88,270	2,146,726
T. Rowe Price Group, Inc.	22,386	1,453,747
Tullett Prebon plc	255,960	1,128,476
UBS AG	536,310	8,078,620
Walter Investment Management Corp.[2]	12,460	602,192
WisdomTree Investments, Inc.[2]	57,440	368,190

		22,583,738
Commercial Banks—2.7%
Akbank TAS	202,215	974,693
Banco Bilbao Vizcaya Argentaria SA	601,022	5,014,489
Banco Bradesco SA, Sponsored ADR	40,300	631,098
Banco Davivienda SA, Preference	55,678	686,946
Banco Santander Chile SA	4,507,836	311,515
Bancolombia SA, Sponsored ADR	10,230	654,925
Commercial International Bank	142,728	887,307
Credicorp Ltd.	4,080	527,707
Grupo Financiero Inbursa SA de CV	270,174	718,043
Guaranty Trust Bank plc	2,866,834	360,316
HDFC Bank Ltd., ADR	43,220	1,615,996
ICICI Bank Ltd., Sponsored ADR	223,950	8,790,038
Itau Unibanco Holding SA, ADR, Preference	265,240	3,867,199
PrivateBancorp, Inc., CL. A	117,810	1,903,810

OPPENHEIMER GLOBAL ALLOCATION FUND	19

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Commercial Banks Continued
Siam Commercial Bank Public Co. Ltd.	160,400	$842,558
Signature Bank[2]	20,250	1,442,610
Societe Generale SA, Cl. A	42,290	1,354,461
Standard Bank Group Ltd.	51,612	637,572
Standard Chartered plc	73,677	1,747,765
Sumitomo Mitsui Financial Group, Inc.	101,300	3,101,305
Texas Capital Bancshares, Inc.[2]	49,670	2,357,835
Turkiye Garanti Bankasi AS	204,620	977,153
U.S. Bancorp	87,158	2,894,517
Wells Fargo & Co.	105,914	3,568,243
Zenith Bank plc	3,507,093	402,380

		46,270,481
Consumer Finance—0.2%
American Express Co.	64,296	3,598,647
Diversified Financial Services—0.8%
BM&F BOVESPA SA	1,064,000	6,810,271
Haci Omer Sabanci Holding AS	394,688	2,082,984
Hong Kong Exchanges & Clearing Ltd.	107,824	1,775,259
JPMorgan Chase & Co.	94,422	3,935,509

		14,604,023
Insurance—1.7%
AIA Group Ltd.	379,200	1,499,665
Allianz SE	52,674	6,530,997
Chubb Corp.	26,878	2,069,068
Dai-ichi Life Insurance Co.	3,511	4,046,248
Fidelity National Financial, Inc., Cl. A	111,350	2,384,004
Marsh & McLennan Cos., Inc.	46,420	1,579,673
ProAssurance Corp.	22,100	1,975,740
Prudential Financial, Inc.	32,560	1,857,548
Prudential plc	562,762	7,733,104

		29,676,047
Real Estate Investment Trust (REITs)—0.0%
Coresite Realty Corp.	29,170	663,034
Real Estate Management & Development—0.4%
DLF Ltd.	506,527	1,905,302
Hang Lung Group Ltd.	98,500	582,735
Hang Lung Properties Ltd.	285,570	991,829
SM Prime Holdings, Inc.	5,333,103	1,877,169
Soho China Ltd.	475,000	322,998

20	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Real Estate Management & Development Continued
Zillow, Inc., Cl. A2	26,880	$1,004,237

		6,684,270
Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	219,229	3,079,422
Health Care—6.4%
Biotechnology—1.4%
Alexion Pharmaceuticals, Inc.[2]	9,050	817,939
Amgen, Inc.	55,680	4,818,826
Ariad Pharmaceuticals, Inc.[2]	30,790	663,525
Biogen Idec, Inc.[2]	1,330	183,833
Cepheid, Inc.[2]	39,550	1,198,761
CSL Ltd.	50,500	2,482,199
Cubist Pharmaceuticals, Inc.[2]	43,240	1,854,996
Gilead Sciences, Inc.[2]	48,870	3,282,109
Grifols SA2	86,558	3,002,245
Grifols SA, Cl. B2	11,665	294,830
Medivation, Inc.[2]	21,550	1,101,636
Theravance, Inc.[2]	97,710	2,199,452
ThromboGenics NV2	28,099	1,344,274
Vertex Pharmaceuticals, Inc.[2]	25,540	1,232,050

		24,476,675
Health Care Equipment & Supplies—1.3%
Align Technology, Inc.[2]	5,130	136,355
Baxter International, Inc.[3]	41,829	2,619,750
Cooper Cos., Inc. (The)	25,120	2,411,018
Covidien plc	35,533	1,952,538
DiaSorin SpA	28,024	940,405
Endologix, Inc.[2]	69,900	940,854
Essilor International SA	15,680	1,413,501
Globus Medical, Inc., Cl. A2	12,770	219,133
Insulet Corp.[2]	25,380	538,310
Orthofix International NV2	31,030	1,230,650
Shandong Weigao Group Medical Polymer Co. Ltd.	100,000	135,225
Sirona Dental Systems, Inc.[2]	35,310	2,021,851
Sonova Holding AG	12,271	1,233,952
Straumann Holding AG	2,096	258,596
Volcano Corp.[2]	13,260	379,501
William Demant Holding AS2	14,999	1,290,018
Zimmer Holdings, Inc.	86,360	5,545,176

		23,266,833

OPPENHEIMER GLOBAL ALLOCATION FUND	21

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Health Care Providers & Services—1.2%
Aetna, Inc.	137,300	$6,000,010
Air Methods Corp.[2]	14,350	1,573,191
Amil Participacoes SA	13,400	201,556
Catamaran Corp.[2]	25,600	1,207,296
MWI Veterinary Supply, Inc.[2]	16,780	1,762,236
Sinopharm Group Co.	155,000	519,925
Sonic Healthcare Ltd.	118,200	1,589,375
Team Health Holdings, Inc.[2]	55,140	1,467,275
WellPoint, Inc.[3]	114,120	6,993,274

		21,314,138
Health Care Technology—0.2%
athenahealth, Inc.[2]	5,370	345,237
Cerner Corp.[2]	9,330	710,853
Compugroup Medical AG	30,741	557,826
Vocera Communications, Inc.[2]	39,430	1,060,273

		2,674,189
Life Sciences Tools & Services—0.1%
ICON plc, Sponsored ADR[2]	32,300	760,342
Mettler-Toledo International, Inc.[2]	4,657	788,756

		1,549,098
Pharmaceuticals—2.2%
Akorn, Inc.[2]	43,000	516,430
Allergan, Inc.[3]	57,079	5,132,544
Bayer AG	72,757	6,336,249
Bristol-Myers Squibb Co.[3]	123,217	4,096,965
BTG plc[2]	101,730	560,798
Cipla Ltd.	65,682	445,531
Eli Lilly & Co.	14,590	709,512
Jazz Pharmaceuticals plc[2]	33,460	1,797,806
Johnson & Johnson	22,197	1,571,992
Novo Nordisk AS, Cl. B	11,933	1,916,063
Novo Nordisk AS, Sponsored ADR	14,104	2,260,730
Perrigo Co.	13,230	1,521,582
Pfizer, Inc.	121,224	3,014,841
Roche Holding AG	46,498	8,942,115
Sun Pharmaceutical Industries Ltd.	27,649	357,209

		39,180,367

22	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Industrials—8.0%
Aerospace & Defense—1.4%
B/E Aerospace, Inc.[2]	29,380	$1,324,744
Embraer SA	197,300	1,379,415
Embraer SA, ADR	180,470	5,036,918
European Aeronautic Defense & Space Co.	235,170	8,354,948
Hexcel Corp.[2]	49,950	1,276,722
Honeywell International, Inc.	36,980	2,264,655
Precision Castparts Corp.	7,850	1,358,600
TransDigm Group, Inc.	4,820	642,072
United Technologies Corp.	38,032	2,972,581

		24,610,655
Air Freight & Logistics—0.2%
United Parcel Service, Inc., Cl. B	45,198	3,310,754
Building Products—0.5%
A.O. Smith Corp.	13,800	838,626
Assa Abloy AB, Cl. B	227,515	7,583,948
Nortek, Inc.[2]	2,919	173,710

		8,596,284
Commercial Services & Supplies—0.4%
ADT Corp. (The)[2]	19,741	819,449
Aggreko plc	29,479	1,026,605
Clean Harbors, Inc.[2]	16,030	935,351
De La Rue plc	41,450	708,370
Edenred	14,870	430,284
Prosegur, Compania de Seguridad SA	226,803	1,234,670
Tyco International Ltd.	47,412	1,273,960

		6,428,689
Construction & Engineering—0.4%
FLSmidth & Co. AS	55,613	3,285,364
Koninklijke Boskalis Westminster NV	39,530	1,505,841
Leighton Holdings Ltd.	57,000	1,055,611
Outotec OYJ	7,453	364,662
Trevi Finanziaria Industriale SpA	199,266	1,343,041

		7,554,519
Electrical Equipment—0.9%
ABB Ltd.	63,765	1,148,907
Alstom	27,880	952,196
Emerson Electric Co.	74,930	3,628,860

OPPENHEIMER GLOBAL ALLOCATION FUND	23

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Electrical Equipment Continued
Legrand SA	43,740	$1,684,924
Nidec Corp.	52,900	3,738,575
Prysmian SpA	113,572	2,184,530
Schneider Electric SA	25,870	1,617,378

		14,955,370
Industrial Conglomerates—1.2%
3M Co.	64,560	5,655,456
Danaher Corp.	29,130	1,506,895
Enka Insaat ve Sanayi AS	270,309	717,808
General Electric Co.	67,492	1,421,382
Jardine Strategic Holdings Ltd.	6,512	237,037
Siemens AG	108,382	10,892,706
SM Investments Corp.	64,459	1,256,477

		21,687,761
Machinery—1.1%
Aalberts Industries NV	149,195	2,707,292
Atlas Copco AB, Cl. A	31,099	764,710
Chart Industries, Inc.[2]	25,770	1,824,258
Cummins, Inc.	15,967	1,494,192
Deere & Co.	13,375	1,142,760
Eaton Corp.	42,770	2,019,599
Fanuc Ltd.	23,500	3,768,396
Joy Global, Inc.	16,504	1,030,675
Parker Hannifin Corp.	14,056	1,105,645
Wabtec Corp.	29,920	2,450,448
Weir Group plc (The)	48,500	1,363,419

		19,671,394
Professional Services—0.4%
Acacia Research Corp.[2]	22,100	573,937
Advisory Board Co. (The)[2]	42,140	2,001,650
Experian plc	233,402	4,030,212
On Assignment, Inc.[2]	58,310	1,112,555

		7,718,354
Road & Rail—0.5%
All America Latina Logistica	121,700	553,658
Genesee & Wyoming, Inc., Cl. A2	18,220	1,320,403
J.B. Hunt Transport Services, Inc.	22,320	1,310,184
Kansas City Southern	29,060	2,338,168

24	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Road & Rail Continued
Union Pacific Corp.	28,831	$3,547,078

		9,069,491
Trading Companies & Distributors—0.8%
Beacon Roofing Supply, Inc.[2]	78,070	2,524,784
Brenntag AG	16,883	2,127,881
Bunzl plc	156,768	2,593,109
H&E Equipment Services, Inc.	75,260	1,145,457
United Rentals, Inc.[2]	33,820	1,375,121
W.W. Grainger, Inc.	5,860	1,180,263
Wolseley plc	47,556	2,078,997

		13,025,612
Transportation Infrastructure—0.2%
DP World Ltd.[5]	17,946	212,840
DP World Ltd.[5]	89,040	1,077,670
Koninklijke Vopak NV	23,942	1,666,742

		2,957,252
Information Technology—14.6%
Communications Equipment—1.7%
Cisco Systems, Inc.	113,920	1,952,589
HTC Corp.	29,600	213,799
Juniper Networks, Inc.[2]	231,670	3,838,772
Palo Alto Networks, Inc.[2]	14,190	780,166
Procera Networks, Inc.[2]	73,730	1,669,985
QUALCOMM, Inc.[3]	120,084	7,033,920
Telefonaktiebolaget LM Ericsson, B Shares	1,570,239	13,887,643

		29,376,874
Computers & Peripherals—1.0%
Apple, Inc.[3]	21,583	12,844,043
Fusion-io, Inc.[2]	76,910	1,815,076
Gemalto NV	25,310	2,283,910
SanDisk Corp.[2]	9,210	384,610
Stratasys, Inc.[2]	13,800	920,046

		18,247,685
Electronic Equipment, Instruments & Components—1.6%
Corning, Inc.[3]	269,739	3,169,433
Hoya Corp.	189,700	3,840,100
Ibiden Co. Ltd.	19,400	244,231
IPG Photonics Corp.[2]	24,730	1,312,668

OPPENHEIMER GLOBAL ALLOCATION FUND	25

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Electronic Equipment, Instruments & Components Continued
Keyence Corp.	24,450	$6,486,922
Kyocera Corp.	28,100	2,467,506
Murata Manufacturing Co. Ltd.	89,900	4,369,435
Omron Corp.	29,300	583,578
OSI Systems, Inc.[2]	39,610	3,139,093
Phoenix Mecano AG	1,719	848,610
Synnex Technology International Corp.	368,000	778,516

		27,240,092
Internet Software & Services—2.9%
Baidu, Inc., ADR[2]	34,920	3,723,170
Cornerstone OnDemand, Inc.[2]	76,730	2,147,673
CoStar Group, Inc.[2]	11,530	955,837
Demandware, Inc.[2]	22,610	671,291
eBay, Inc.[2],3	303,797	14,670,357
Facebook, Inc., Cl. A2	131,520	2,777,045
Google, Inc., Cl. A2,3	16,559	11,256,311
Liquidity Services, Inc.[2]	37,720	1,555,196
Mail.ru Group Ltd., GDR	15,800	526,930
MercadoLibre, Inc.	3,010	252,750
Netease.com, Inc., ADR[2]	21,580	1,165,320
NHN Corp.	11,699	2,708,598
Telecity Group plc	126,040	1,833,638
Tencent Holdings Ltd.	58,000	2,055,058
United Internet AG	79,086	1,582,192
Web.com Group, Inc.[2]	62,100	979,938
Yandex NV, Cl. A2	71,440	1,663,123
Youku, Inc., Sponsored ADR[2]	22,830	452,034

		50,976,461
IT Services—1.3%
Accenture plc, Cl. A	25,769	1,737,088
Automatic Data Processing, Inc.	12,620	729,310
Cardtronics, Inc.[2]	53,870	1,530,447
Fiserv, Inc.[2]	10,830	811,600
Infosys Ltd.	188,822	8,268,636
International Business Machines Corp.	20,213	3,932,035
Tata Consultancy Services Ltd.	56,756	1,387,592
Teradata Corp.[2]	17,300	1,181,763
Visa, Inc., Cl. A	17,608	2,443,286
WEX, Inc.[2]	5,610	413,906

		22,435,663

26	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Semiconductors & Semiconductor Equipment—2.1%
Altera Corp.	225,330	$6,868,058
Analog Devices, Inc.	27,550	1,077,481
ARM Holdings plc	149,310	1,607,630
Avago Technologies Ltd.	71,680	2,367,590
Broadcom Corp., Cl. A	96,396	3,039,848
Cavium, Inc.[2]	23,560	781,721
Cirrus Logic, Inc.[2]	40,370	1,645,481
Epistar Corp.	309,000	491,861
Intel Corp.	33,155	716,977
Maxim Integrated Products, Inc.	239,550	6,593,614
Mellanox Technologies Ltd.[2]	26,820	2,064,335
Monolithic Power Systems, Inc.[2]	60,290	1,171,435
Taiwan Semiconductor Manufacturing Co. Ltd.	1,865,000	5,662,833
Texas Instruments, Inc.	89,758	2,521,302

		36,610,166
Software—4.0%
Adobe Systems, Inc.[2]	164,660	5,598,440
Aspen Technology, Inc.[2]	114,770	2,844,001
Aveva Group plc	33,600	1,079,026
BroadSoft, Inc.[2]	36,140	1,381,271
CommVault Systems, Inc.[2]	48,010	2,999,185
Dassault Systemes SA	20,030	2,110,430
Ellie Mae, Inc.[2]	35,300	882,500
Fortinet, Inc.[2]	59,870	1,159,682
Guidewire Software, Inc.[2]	62,960	1,929,094
Imperva, Inc.[2]	36,890	1,163,142
Intuit, Inc.[3]	170,816	10,149,887
Microsoft Corp.[3]	261,471	7,461,075
NetSuite, Inc.[2]	51,620	3,278,386
Oracle Corp.[3]	82,613	2,565,134
Sage Group plc (The)	329,170	1,650,445
Salesforce.com, Inc.[2]	7,950	1,160,541
SAP AG	187,760	13,677,043
ServiceNow, Inc.[2]	23,650	724,873
Sourcefire, Inc.[2]	21,290	910,999
Splunk, Inc.[2]	17,050	478,253
Temenos Group AG2	101,244	1,657,866
Ultimate Software Group, Inc. (The)[2]	29,320	2,971,875
VMware, Inc., Cl. A2	12,275	1,040,552

		68,873,700

OPPENHEIMER GLOBAL ALLOCATION FUND	27

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Materials—2.1%
Chemicals—1.4%
American Vanguard Corp.	32,990	$1,178,733
Asian Paints Ltd.	9,922	711,020
Cytec Industries, Inc.	20,020	1,377,776
Ecolab, Inc.	42,053	2,926,889
Filtrona plc	287,015	2,653,987
H.B. Fuller Co.	22,940	697,376
Linde AG	23,673	3,981,195
Monsanto Co.	42,621	3,668,389
Mosaic Co. (The)	24,950	1,305,883
Orica Ltd.	13,700	357,240
PPG Industries, Inc.	24,840	2,908,267
Praxair, Inc.	7,890	837,997
Sika AG	571	1,191,295

		23,796,047
Construction Materials—0.3%
Ambuja Cements Ltd.	61,958	232,457
Cementos Argos SA	8,023	38,368
Eagle Materials, Inc.	39,180	2,075,365
James Hardie Industries SE, CDI	321,400	3,079,413
PT Semen Gresik (Persero) Tbk	42,000	64,847
Ultra Tech Cement Ltd.	5,043	186,997

		5,677,447
Metals & Mining—0.4%
Anglo American Platinum Ltd.	6,016	279,615
Anglo American plc	70,142	2,161,431
Iluka Resources Ltd.	183,800	1,879,003
Impala Platinum Holdings Ltd.	56,594	1,018,224
Real Gold Mining Ltd.[2]	273,000	49,936
Rio Tinto plc	7,520	374,960
Vale SA, Sponsored ADR, Preference	57,010	1,014,208

		6,777,377
Paper & Forest Products—0.0%
Catalyst Paper Corp.[2]	20,972	25,166
Telecommunication Services—1.2%
Diversified Telecommunication Services—0.5%
AT&T, Inc.	39,708	1,373,500
BT Group plc	1,153,518	3,955,695
Inmarsat plc	182,460	1,668,043

28	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Diversified Telecommunication Services Continued
Verizon Communications, Inc.	17,713	$790,708

		7,787,946
Wireless Telecommunication Services—0.7%
America Movil SAB de CV, ADR, Series L3	188,030	4,755,279
KDDI Corp.	76,000	5,902,504
MTN Group Ltd.	105,504	1,902,337

		12,560,120
Utilities—0.3%
Electric Utilities—0.2%
Fortum OYJ	119,438	2,209,120
NextEra Energy, Inc.	20,487	1,435,319
Xcel Energy, Inc.	27,010	763,033

		4,407,472
Energy Traders—0.1%
APR Energy plc	82,430	904,552
Total Common Stocks (Cost $979,495,884)		1,064,128,577
Preferred Stocks—0.0%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg. (Cost $433,736)	473	455,824

	Units
Rights, Warrants and Certificates—0.0%
Duluth Metals Ltd. Wts., Strike Price $0.001, Exp. 1/18/13[2] (Cost $1,767)	13,972	—

	Principal Amount
Non-Convertible Corporate Bonds and Notes—7.4%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	$450,000	346,500
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22	465,000	482,438
ADS Waste Holdings, Inc., 8.25% Sr. Nts., 10/1/20[4]	110,000	114,125
Advanced Micro Devices, Inc., 7.50% Sr. Unsec. Nts., 8/15/22[4]	220,000	176,000
AES Corp. (The): 7.375% Sr. Unsec. Unsub. Nts., 7/1/21	205,000	230,113
8% Sr. Unsec. Unsub. Nts., 10/15/17	430,000	493,963
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	470,000	341,925
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	1,045,000	859,513
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[4,6]	1,032,786	1,027,622
Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	265,000	286,863
AK Steel Corp., 7.625% Sr. Unsec. Unsub. Nts., 5/15/20	400,000	348,000
Alere, Inc.: 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	450,000	471,375
8.625% Sr. Unsec. Sub. Nts., 10/1/18	450,000	474,750

OPPENHEIMER GLOBAL ALLOCATION FUND	29

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Aleris International, Inc.: 7.625% Sr. Unsec. Nts., 2/15/18	$605,000	$617,100
7.875% Sr. Unsec. Nts., 11/1/20[4]	275,000	274,656
Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16	345,000	357,938
Ally Financial, Inc., 8% Sr. Unsec. Unsub. Nts., 3/15/20	700,000	838,320
Alpha Natural Resources, Inc., 6% Sr. Unsec. Unsub. Nts., 6/1/19	280,000	247,100
Alphabet Holding Co., Inc., 7.75% Sr. Unsec. Nts., 11/1/17[4,6]	270,000	273,038
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[7]	390,000	339,300
AMC Entertainment, Inc., 8.75% Sr. Unsec. Nts., 6/1/19	370,000	410,700
American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	1,043,546	1,090,506
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[4]	320,000	327,200
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	780,000	842,400
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	290,000	306,675
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	610,000	675,575
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[4]	525,000	559,125
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.: 6.625% Sr. Nts., 10/1/20[4]	225,000	234,000
8.75% Sr. Unsec. Sub. Nts., 6/15/18	405,000	435,375
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[4]	770,000	706,475
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25% Sr. Unsec. Unsub. Nts., 1/15/19	325,000	356,281
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	325,000	362,375
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	395,000	416,725
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	740,000	843,600
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	305,000	324,825
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	735,000	762,563
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	900,000	978,750
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[4]	225,000	245,813
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[4]	650,000	687,375
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	340,000	395,250
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	195,000	216,206
Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	3,720,000	2,343,600
Calpine Corp.: 7.50% Sr. Sec. Nts., 2/15/21[4]	530,000	579,025
7.875% Sr. Sec. Nts., 1/15/23[4]	215,000	238,650
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15	58	60
Catalyst Paper Corp.: 11.79% Sr. Sec. Nts., 12/15/16[6,8]	363,436	283,480
13% Sec. Nts., 12/15/16[7,9]	92,528	89,752
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	270,000	245,025

30	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Cequel Communications Escrow 1 LLC/Cequel Escrow Capital Corp., 6.375% Sr. Nts., 9/15/20[4]	$700,000	$712,250
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	345,000	338,100
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	700,000	799,750
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	775,000	823,438
Chiron Merger Sub, Inc., 10.50% Sec. Nts., 11/1/18[4]	460,000	492,200
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20	215,000	227,631
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	645,000	691,763
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	535,000	575,125
8.75% Sr. Unsec. Sub. Nts., 3/15/18	370,000	375,550
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	140,000	144,231
5% Sr. Unsec. Nts., 8/15/22	555,000	577,319
CKE Restaurants, Inc., 11.375% Sec. Nts., 7/15/18	298,000	344,563
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[7]	485,000	521,981
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	150,000	166,125
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[4]	180,000	195,300
Commercial Vehicle Group, Inc., 7.875% Sec. Nts., 4/15/19	400,000	395,500
Community Choice Financial, Inc., 10.75% Sr. Sec. Nts., 5/1/19	345,000	337,238
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[4]	160,000	170,800
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	470,000	497,025
Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[4]	150,000	153,600
Cricket Communications, Inc.:
7.75% Sr. Unsec. Nts., 10/15/20	645,000	668,381
10% Sr. Unsec. Unsub. Nts., 7/15/15	335,000	352,588
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23[4]	275,000	285,656
CSC Holdings LLC, 6.75% Sr. Unsec. Nts., 11/15/21[4]	715,000	799,013
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	480,000	471,600
Dean Foods Co., 9.75% Sr. Unsec. Unsub. Nts., 12/15/18	400,000	452,400
DineEquity, Inc., 9.50% Sr. Unsec. Unsub. Nts., 10/30/18	400,000	452,500
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22	450,000	474,750
7.875% Sr. Unsec. Nts., 9/1/19	820,000	965,550
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[4]	70,000	70,000
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	1,485,000	1,314,225
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20	775,000	827,313
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	710,000	779,225
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	744,000	808,170

OPPENHEIMER GLOBAL ALLOCATION FUND	31

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22[4]	$345,000	$358,800
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[7]	260,000	277,550
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	790,000	847,275
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	105,000	97,388
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[4]	765,000	833,850
First Data Corp.: 6.75% Sr. Sec. Nts., 11/1/20[4]	550,000	552,750
12.625% Sr. Unsec. Nts., 1/15/21	1,410,000	1,462,875
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[7]	140,000	144,200
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	300,000	279,750
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[4]	470,000	487,625
Freescale Semiconductor, Inc.: 9.25% Sr. Sec. Nts., 4/15/18[4]	700,000	752,500
10.75% Sr. Unsec. Nts., 8/1/20	407,000	429,385
Fresenius Medical Care US Finance II, Inc.: 5.625% Sr. Unsec. Nts., 7/31/19[4]	290,000	306,675
5.875% Sr. Unsec. Nts., 1/31/22[4]	145,000	154,969
Frontier Communications Corp.: 8.25% Sr. Unsec. Nts., 4/15/17	375,000	434,063
8.50% Sr. Unsec. Nts., 4/15/20	250,000	290,000
General Cable Corp., 5.75% Sr. Unsec. Unsub. Nts., 10/1/22[4]	265,000	270,963
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	465,000	435,938
Getty Images, Inc., 7% Sr. Nts., 10/15/20[4,10]	275,000	280,500
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17	280,000	266,000
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	720,000	785,700
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20[4]	725,000	719,563
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	305,000	340,075
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21[4,10]	220,000	223,575
HealthSouth Corp., 8.125% Sr. Unsec. Unsub. Nts., 2/15/20	730,000	808,475
Hercules Offshore, Inc., 7.125% Sr. Sec. Nts., 4/1/17[4]	390,000	403,650
Hertz Corp. (The), 7.50% Sr. Unsec. Nts., 10/15/18	565,000	615,850
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	350,000	355,250
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Nts., 10/1/20[4]	100,000	104,500
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[4]	885,000	826,369
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20[4]	50,000	53,250
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	785,000	802,663
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,130,000	1,220,400
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[4]	1,000,000	1,053,750
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	145,000	160,950
Intelsat Bermuda Ltd., 11.25% Sr. Unsec. Nts., 2/4/17	725,000	763,969

32	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	$400,000	$426,500
International Lease Finance Corp.: 8.625% Sr. Unsec. Unsub. Nts., 9/15/15	490,000	553,578
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	905,000	1,061,248
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	760,000	672,600
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	795,000	855,619
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	1,425,000	1,539,000
J. Crew Group, Inc., 8.125% Sr. Unsec. Nts., 3/1/19	385,000	401,844
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[4]	320,000	359,200
Jaguar Land Rover plc, 7.75% Sr. Unsec. Bonds, 5/15/18[4]	205,000	219,350
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	90,000	97,200
JMC Steel Group, Inc., 8.25% Sr. Unsec. Nts., 3/15/18[4]	55,000	56,100
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[4]	170,000	177,650
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	935,000	920,975
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	430,000	466,550
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[4]	765,000	809,944
Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19[4]	690,000	727,088
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	180,000	201,600
Levi Strauss & Co., 7.625% Sr. Unsec. Unsub. Nts., 5/15/20	370,000	406,075
Libbey Glass, Inc., 6.875% Sr. Sec. Nts., 5/15/20[4]	280,000	299,600
Limited Brands, Inc., 5.625% Sr. Nts., 2/15/22	780,000	845,325
LIN Television Corp., 6.375% Sr. Nts., 1/15/21[4]	110,000	111,925
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	1,355,000	1,488,806
LyondellBasell Industries NV, 6% Sr. Unsec. Nts., 11/15/21	285,000	330,956
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	1,050,000	1,183,875
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	1,105,000	1,160,250
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	105,000	114,450
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[4]	915,000	985,913
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	750,000	809,063
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15	900,000	960,750
MGM Resorts International, 6.75% Sr. Unsec. Nts., 10/1/20[4]	195,000	194,025
Michaels Stores, Inc., 7.75% Sr. Unsec. Nts., 11/1/18	25,000	26,969
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	390,000	409,617
MPM Escrow LLC/MPM Finance Escrow Corp., 8.875% Sr. Sec. Nts., 10/15/20[4]	220,000	216,425
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	316,575	332,404
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[4]	105,000	116,025
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[4]	555,000	546,675

OPPENHEIMER GLOBAL ALLOCATION FUND	33

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Mylan, Inc.: 6% Sr. Nts., 11/15/18[4]	$280,000	$299,600
7.875% Sr. Unsec. Nts., 7/15/20[4]	700,000	793,625
Nationstar Mortgage LLC/Nationstar Capital Corp.: 7.875% Sr. Unsec. Nts., 10/1/20[4]	200,000	207,000
10.875% Sr. Unsec. Nts., 4/1/15	1,380,000	1,499,025
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	300,000	284,250
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	180,000	185,400
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[8]	115,000	55,775
Newport Television LLC/NTV Finance Corp., 13.75% Sr. Nts., 3/15/17[4,6]	568,498	612,557
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20[4,10]	280,000	282,100
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	710,000	777,450
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[4]	590,000	501,500
Nortek, Inc.: 8.50% Sr. Unsec. Nts., 4/15/21[4]	545,000	585,875
10% Sr. Unsec. Nts., 12/1/18	800,000	891,000
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	370,000	409,775
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23[4]	135,000	139,556
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[4]	355,000	359,438
Offshore Group Investment Ltd.: 7.50% Sr. Sec. Nts., 11/1/19[4]	700,000	693,000
11.50% Sr. Sec. Nts., 8/1/15	291,000	320,464
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	1,055,000	1,155,225
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17	465,000	290,625
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	625,000	701,563
Petco Holdings, Inc., 8.50% Sr. Nts., 10/15/17[4,6]	275,000	277,406
PHH Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/1/16	300,000	348,000
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	872,000	981,000
Ply Gem Industries, Inc.: 9.375% Sr. Nts., 4/15/17[4]	520,000	547,300
8.25% Sr. Sec. Nts., 2/15/18	515,000	552,338
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	940,000	1,010,500
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	775,000	833,125
PSS World Medical, Inc., 6.375% Sr. Unsec. Unsub. Nts., 3/1/22	180,000	215,775
Quicksilver Resources, Inc.: 8.25% Sr. Unsec. Nts., 8/1/15	385,000	376,338
11.75% Sr. Nts., 1/1/16	285,000	294,975
Quiksilver, Inc., 6.875% Sr. Unsec. Nts., 4/15/15	285,000	274,669
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	1,620,000	1,617,975
Radiation Therapy Services, Inc.: 8.875% Sr. Sec. Nts., 1/15/17	400,000	386,500
9.875% Sr. Unsec. Sub. Nts., 4/15/17	360,000	255,600

34	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	$330,000	$366,300
Realogy Corp.: 7.625% Sr. Sec. Nts., 1/15/20[4]	775,000	873,813
9% Sr. Sec. Nts., 1/15/20[4]	395,000	446,350
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA: 5.75% Sr. Sec. Nts., 10/15/20[4]	350,000	354,375
9% Sr. Unsec. Unsub. Nts., 4/15/19	395,000	401,913
Rite Aid Corp., 7.50% Sr. Sec. Nts., 3/1/17	220,000	227,150
Rock-Tenn Co., 4.45% Sr. Unsec. Nts., 3/1/19[4]	375,000	406,920
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	610,000	679,388
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[4]	595,000	630,700
SandRidge Energy, Inc.: 7.50% Sr. Nts., 2/15/23[4]	555,000	577,200
8.75% Sr. Unsec. Nts., 1/15/20	360,000	390,600
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20[4]	215,000	224,406
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[4]	390,000	437,288
Scotts Miracle-Gro Co. (The), 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	100,000	109,125
Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21	650,000	682,500
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15	74,000	74,833
ServiceMaster Co.:
7% Sr. Nts., 8/15/20[4]	335,000	340,025
8% Sr. Unsec. Unsub. Nts., 2/15/20	235,000	247,925
SESI LLC, 6.375% Sr. Unsec. Nts., 5/1/19	105,000	112,875
Sinclair Television Group, Inc.:
6.125% Sr. Nts., 10/1/22[4]	705,000	731,438
8.375% Sr. Unsec. Nts., 10/15/18	255,000	285,600
SM Energy Co., 6.50% Sr. Unsec. Unsub. Nts., 1/1/23	350,000	367,500
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[4]	470,000	492,913
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18	330,000	374,550
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[4]	455,000	485,713
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[4]	685,000	731,238
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	515,000	455,775
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	490,000	503,475
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[4]	335,000	414,563
STHI Holding Corp., 8% Sec. Nts., 3/15/18[4]	305,000	327,875
SunGard Data Systems, Inc.:
7.375% Sr. Unsec. Nts., 11/15/18	185,000	200,031
7.625% Sr. Unsec. Nts., 11/15/20	400,000	436,500
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	750,000	784,688
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Nts., 10/1/20[4]	195,000	202,800
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	710,000	752,600

OPPENHEIMER GLOBAL ALLOCATION FUND	35

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17	$287,000	$320,005
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	355,000	395,825
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[4]	1,411,000	1,539,754
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	980,000	1,085,350
UCI International, Inc., 8.625% Sr. Unsec. Nts., 2/15/19	240,000	239,100
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW Gmb H, 7.50% Sr. Sec. Nts., 3/15/19	335,000	370,175
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts., 8/15/20[4]	155,000	161,200
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[4]	630,000	670,950
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[4]	695,000	767,975
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[4]	765,000	822,375
UR Financing Escrow Corp.:
7.375% Sr. Unsec. Nts., 5/15/20[4]	950,000	1,031,938
7.625% Sr. Unsec. Nts., 4/15/22[4]	240,000	263,700
US Airways 2011-1 Class A Pass-Through Trust, 7.125% Sec. Certificates, 10/22/23	566,093	628,363
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[8]	225,000	5,625
Valeant Pharmaceuticals International, Inc.:
6.875% Sr. Unsec. Nts., 12/1/18[4]	265,000	283,881
7.25% Sr. Unsec. Nts., 7/15/22[4]	300,000	326,250
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	500,000	522,500
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19	480,000	424,800
Verso Paper Holdings LLC/Verso Paper, Inc.:
8.75% Sr. Sec. Nts., 2/1/19	925,000	351,500
11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	77,000	35,420
11.75% Sr. Sec. Nts., 1/15/19[4]	781,000	511,555
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	756,000	793,800
Viking Cruises Ltd., 8.50% Sr. Nts., 10/15/22[4]	220,000	228,250
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	860,000	889,025
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[4,9]	430,000	427,850
Warner Chilcott Co. LLC/Warner Chilcott Finance LL C, 7.75% Sr. Unsec. Nts., 9/15/18	330,000	349,800
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	695,000	728,013
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[4]	535,000	347,750
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[4]	810,000	793,800
Windstream Corp., 7.50% Sr. Unsec. Unsub. Nts., 6/1/22[4]	325,000	346,125
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	430,000	365,500
Zayo Group LLC/Zayo Capital, Inc.: 8.125% Sr. Sec. Nts., 1/1/20	165,000	181,500
10.125% Sr. Sec. Nts., 7/1/20	110,000	123,475
Total Non-Convertible Corporate Bonds and Notes (Cost $127,366,687)		129,585,482

36	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Convertible Corporate Bonds and Notes—0.1%
Leap Wireless International, Inc., 4.50% Cv. Sr. Unsec. Nts., 7/15/14	$480,000	$465,300
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	380,000	332,975
Total Convertible Corporate Bonds and Notes (Cost $799,300)		798,275
Corporate Loans—0.5%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 10/9/16[9]	389,004	367,366
Atlantic Broadband Finance LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 10/4/19[9]	260,000	270,400
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Tranche NM, 8.50%, 2/23/14[9,10]	12,894	12,539
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Delayed Draw, 8.50%, 2/27/14[9,10]	128,936	117,839
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 8.50%, 2/17/14[9,10]	193,170	174,980
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[9]	283,643	282,580
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/29/19[9,10]	235,000	240,464
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[9]	280,000	280,700
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, 8.50%, 12/2/17[9]	111,264	112,100
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.862%, 1/29/16[9]	625,009	519,246
Crestwood Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 3/26/18[9]	379,958	385,657
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/10/19[9,10]	105,000	106,225
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[9]	780,000	809,250
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[9]	470,000	501,725
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 8/17/17[9]	220,000	221,788
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 2/28/19[9]	890,000	899,641
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/9/18[9]	510,000	522,750
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.712%, 7/30/15[9]	845,000	840,423
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9%, 2/17/17[9,10]	723,087	430,237
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[9]	425,000	419,688
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 8/1/18[9]	703,238	709,893

OPPENHEIMER GLOBAL ALLOCATION FUND	37

STATEMENT OF INVESTMENTS    Continued

			Principal Amount	Value
Corporate Loans Continued
Texas Competitive Electric Holdings Co. LLC, Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan:
3.719%, 10/10/14[9]			$831,408	$561,720
3.938%, 10/10/14[9]			133,592	90,258
Total Corporate Loans (Cost $8,891,893)				8,877,469
Loan Participations—0.0%
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.743%, 10/19/15[6,9,10] (Cost $1,004)			4,754	2,781

			Shares
Structured Securities—0.0%
UBS AG, Vietnam Dairy Products JSC Equity Linked Nts., 1/31/13[7] (Cost $246,890)			60,000	357,930
	Expiration Date	Strike Price	Contracts
Options Purchased—0.5%
Australian Dollar (AUD) Put[2]	11/30/12	1 AUD per 0.930 USD	150,000,000	42
Australian Dollar (AUD) Put[2]	11/30/12	1 AUD per 0.970 USD	50,000,000	2,426
Standard & Poor’s 500 Index (The) Call[2]	11/16/12	$1,510.000	5,500	192,500
Standard & Poor’s 500 Index (The) Call[2]	1/2/13	1,525.000	3,620	590,060
Standard & Poor’s 500 Index (The) Put[2]	11/16/12	1,395.000	2,000	3,100,000
Standard & Poor’s 500 Index (The) Put[2]	11/16/12	1,300.000	1,000	180,000
Standard & Poor’s 500 Index (The) Put[2]	1/2/13	1,350.000	1,810	3,629,050
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[2]	11/26/12	134.500	4,400	687,500

Total Options Purchased (Cost $14,783,773)				8,381,578

			Shares
Investment Companies—29.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[1,11]			43,821,965	43,821,965
Oppenheimer Master Event-Linked Bond Fund, LLC[1]			9,251,612	113,522,312
Oppenheimer Master Loan Fund, LLC[1]			23,240,748	301,024,019
Oppenheimer Short Duration Fund, Cl. Y1			4,997,580	50,075,752

Total Investment Companies (Cost $504,724,067)				508,444,048
Total Investments, at Value (Cost $1,653,646,744)			99.7%	1,736,023,752
Other Assets Net of Liabilities			0.3	4,600,660

Net Assets			100.0%	$1,740,624,412

38	OPPENHEIMER GLOBAL ALLOCATION FUND

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2011	Gross Additions	Gross Reductions		Shares October 31, 2012
Oppenheimer Global Allocation Fund (Cayman) Ltd.[a]	2,921	—	—		2,921
Oppenheimer Institutional Money Market Fund, Cl. E	—	571,085,744	527,263,779		43,821,965
Oppenheimer Master Event-Linked Bond Fund, LLC	9,251,612	—	—		9,251,612
Oppenheimer Master Loan Fund, LLC	25,188,463	—	1,947,715		23,240,748
Oppenheimer Short Duration Fund, Cl. Y	—	4,997,580	—		4,997,580

		Value	Income		Realized Loss
Oppenheimer Global Allocation Fund (Cayman) Ltd.[a]		$14,991,788	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E		43,821,965	104,065		—
Oppenheimer Master Event-Linked Bond Fund, LLC		113,522,312	9,444,972	[b]	3,332,632	[b]
Oppenheimer Master Loan Fund, LLC		301,024,019	21,166,773	[c]	4,189,668	[c]
Oppenheimer Short Duration Fund, Cl. Y		50,075,752	80,847		—

		$523,435,836	$30,796,657		$7,522,300

a. Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $126,678,989. See Note 6 of the accompanying Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $44,018,306 or 2.53% of the Fund’s net assets as of October 31, 2012.

5. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

6. Interest or dividend is paid-in-kind, when applicable.

7. Restricted security. The aggregate value of restricted securities as of October 31, 2012 was $1,730,713, which represents 0.10% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15	3/6/12	$378,387	$339,300	$(39,087)
Catalyst Paper Corp., 13% Sec. Nts., 12/15/16	9/6/12	83,255	89,752	6,497
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16	5/3/11-2/21/12	503,261	521,981	18,720
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16	9/15/10-12/20/11	266,369	277,550	11,181
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18	6/7/11-2/8/12	140,659	144,200	3,541
UBS AG, Vietnam Dairy Products JSC Equity Linked Nts.	1/31/12	246,890	357,930	111,040

		$1,618,821	$1,730,713	$111,892

OPPENHEIMER GLOBAL ALLOCATION FUND	39

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

9. Represents the current interest rate for a variable or increasing rate security.

10. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after October 31, 2012. See Note 1 of the accompanying Notes.

11. Rate shown is the 7-day yield as of October 31, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,170,199,640	67.4%
United Kingdom	79,151,984	4.6
Germany	55,028,746	3.2
France	53,446,737	3.1
Japan	40,511,984	2.3
Switzerland	37,460,456	2.2
India	35,251,903	2.0
Brazil	33,269,986	1.9
Spain	24,495,213	1.4
Sweden	22,755,539	1.3
Mexico	21,892,213	1.3
Italy	17,778,599	1.0
China	17,730,287	1.0
Denmark	14,021,398	0.8
The Netherlands	10,909,186	0.6
Russia	9,079,535	0.5
Australia	8,830,352	0.5
Ireland	7,462,191	0.4
Korea, Republic of South	7,160,768	0.4
Taiwan	7,147,009	0.4
Turkey	6,791,893	0.4
Hong Kong	6,142,069	0.4
Canada	6,082,931	0.4
Jersey, Channel Islands	4,030,212	0.2
Bermuda	3,883,814	0.2
Philippines	3,858,061	0.2
South Africa	3,837,748	0.2
Colombia	3,666,284	0.2
Belgium	2,871,110	0.2
Finland	2,573,782	0.2
Singapore	2,367,590	0.1
Indonesia	2,259,636	0.1
Luxembourg	2,234,159	0.1
Israel	2,064,335	0.1
Nigeria	1,489,194	0.1
United Arab Emirates	1,290,510	0.1
Netherlands Antilles	1,230,650	0.1
Austria	1,126,805	0.1
Peru	918,577	0.1
Egypt	887,307	0.1
Thailand	842,558	0.1
Malaysia	517,170	—
Norway	501,500	—
Vietnam	357,930	—
Chile	311,515	—

40	OPPENHEIMER GLOBAL ALLOCATION FUND

Geographic Holdings	Value	Percent
Argentina	$252,750	—%
Mongolia	49,936	—

Total	$1,736,023,752	100.0%

Futures Contracts as of October 31, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
CBOE Volatility Index	Buy	1,960	11/20/12	$37,142,000	$3,039,427
CBOE Volatility Index	Sell	3,000	2/12/13	63,600,000	(531,261)
Standard & Poor’s 500 E-Mini Index	Sell	646	12/21/12	45,439,640	160,090

					$2,668,256

Spot Currency Exchange Contracts as of October 31, 2012 are as follows:
Broker/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America
South African Rand (ZAR)	Sell	109	ZAR	11/2/12	$12,587	$24	$—
Brown Brothers Harriman:
New Turkish Lira (TRY)	Sell	58	TRY	11/1/12	32,214	—	41
Philippines Peso (PHP)	Sell	2,284	PHP	11/5/12-11/7/12	55,441	—	83
South Korean Won (KRW)	Sell	3,342	KRW	11/1/12-11/2/12	3,065	—	1

						—	125
Citigroup
Euro (EUR)	Buy	6	EUR	11/1/12	7,361	36	—
JPMorgan Chase
South African Rand (ZAR)	Sell	154	ZAR	11/1/12	17,722	—	106
Nomura Securities
Euro (EUR)	Buy	21	EUR	11/1/12	27,593	137	—
RBS Greenwich Capital
British Pound Sterling (GBP)	Buy	—	GBP	11/1/12	758	—	6
State Street
South African Rand (ZAR)	Sell	182	ZAR	11/2/12-11/5/12	20,966	46	3

Total unrealized appreciation and depreciation						$243	$240

Written Options as of October 31, 2012 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Standard & Poor’s 500 Index (The)	Put	1,500	$1,350.000	1/18/13	$3,025,456	$(3,810,000)	$(784,544)
Standard & Poor’s 500 Index (The)	Put	1,000	1,350.000	11/16/12	706,971	(600,000)	106,971

					$3,732,427	$(4,410,000)	$(677,573)

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	41

STATEMENT OF ASSETS AND LIABILITIES    October 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,132,020,934)	$1,212,587,916
Affiliated companies (cost $504,724,067)	508,444,048
Wholly-owned subsidiary (cost $16,901,743)	14,991,788
1,736,023,752
Cash	1,515,144
Cash—foreign currencies (cost $104,995)	104,995
Cash used for collateral on futures	8,740,000
Unrealized appreciation on foreign currency exchange contracts	243
Receivables and other assets:
Interest and dividends	4,268,945
Futures margins	1,397,840
Investments sold (including $184,413 sold on a when-issued or delayed delivery basis)	1,125,738
Shares of beneficial interest sold	136,394
Other	221,783
Total assets	1,753,534,834
Liabilities
Appreciated options written, at value (premiums received $706,971)	600,000
Depreciated options written, at value (premiums received $3,025,456)	3,810,000
Unrealized depreciation on foreign currency exchange contracts	240
Payables and other liabilities:
Shares of beneficial interest redeemed	3,235,244
Investments purchased (including $837,531 purchased on a when-issued or delayed delivery basis)	1,882,617
Futures margins	1,050,000
Trustees’ compensation	929,804
Transfer and shareholder servicing agent fees	456,381
Distribution and service plan fees	366,014
Shareholder communications	222,511
Foreign capital gains tax	31,757
Other	325,854
Total liabilities	12,910,422
Net Assets	$1,740,624,412
Composition of Net Assets
Par value of shares of beneficial interest	$1,191,490
Additional paid-in capital	2,542,101,455
Accumulated net investment income	7,380,460
Accumulated net realized loss on investments and foreign currency transactions	(894,378,953)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	84,329,960
Net Assets	$1,740,624,412

42	OPPENHEIMER GLOBAL ALLOCATION FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,294,433,492 and 88,051,553 shares of beneficial interest outstanding)	$14.70
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$15.60
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $102,130,727 and 7,143,961 shares of beneficial interest outstanding)	$14.30
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $267,392,116 and 18,690,201 shares of beneficial interest outstanding)	$14.31
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,806 and 668 shares of beneficial interest outstanding)	$14.69
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,699,953 and 3,087,141 shares of beneficial interest outstanding)	$14.48
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $31,958,318 and 2,175,512 shares of beneficial interest outstanding)	$14.69

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	43

STATEMENT OF OPERATIONS    For the Year Ended October 31, 2012

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$9,434,867
Dividends	10,105
Expenses[2]	(451,080)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	8,993,892
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	21,119,110
Dividends	47,663
Expenses[3]	(944,552)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	20,222,221
Total allocation of net investment income from master funds	29,216,113
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,445,959)	24,321,188
Affiliated companies	184,912
Interest	12,470,111
Other income	71,133
Total investment income	37,047,344
Expenses
Management fees	14,442,776
Distribution and service plan fees:
Class A	3,346,643
Class B	1,192,394
Class C	2,837,143
Class N	249,538
Transfer and shareholder servicing agent fees:
Class A	4,030,450
Class B	575,864
Class C	737,310
Class I	2
Class N	149,802
Class Y	64,151
Shareholder communications:
Class A	382,806
Class B	52,709
Class C	69,717
Class N	8,478
Class Y	2,138
Custodian fees and expenses	159,019
Trustees’ compensation	32,342
Administration service fees	1,500
Other	253,062
Total expenses	28,587,844
Less waivers and reimbursements of expenses	(1,742,821)
Net expenses	26,845,023
Net Investment Income	39,418,434

44	OPPENHEIMER GLOBAL ALLOCATION FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)/(net of foreign capital gains tax of $118,082)	$(40,675,920)
Wholly-owned subsidiary	2,168,123
Closing and expiration of option contracts written	22,461,957
Closing and expiration of futures contracts	(61,338,967)
Foreign currency transactions	(7,801,793)
Swap contracts	(20,568,781)
Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(3,332,632)
Oppenheimer Master Loan Fund, LLC	(4,189,668)
Total net realized loss	(113,277,681)
Net change in unrealized appreciation/depreciation on:
Investments	73,908,603
Translation of assets and liabilities denominated in foreign currencies	(19,784,240)
Futures contracts	39,690,592
Option contracts written	(1,825,750)
Swap contracts	10,428
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	3,753,820
Oppenheimer Master Loan Fund, LLC	9,935,945
Total net change in unrealized appreciation/depreciation	105,689,398
Net Increase in Net Assets Resulting from Operations	$31,830,151

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2. Net of expense waivers and/or reimbursements of $4,943.

3. Net of expense waivers and/or reimbursements of $11,392.

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	45

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations
Net investment income	$39,418,434	$49,178,798
Net realized gain (loss)	(113,277,681)	156,502,573
Net change in unrealized appreciation/depreciation	105,689,398	(206,035,687)
Net increase (decrease) in net assets resulting from operations	31,830,151	(354,316)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(38,679,363)	(22,925,802)
Class B	(2,919,364)	(2,010,647)
Class C	(6,712,090)	(3,222,475)
Class I	(88)	—
Class N	(1,366,280)	(790,473)
Class Y	(1,081,900)	(682,706)
	(50,759,085)	(29,632,103)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(166,010,634)	(127,647,712)
Class B	(41,375,306)	(131,463,391)
Class C	(43,203,473)	(44,130,394)
Class I	10,000	—
Class N	(10,975,835)	(12,319,889)
Class Y	(4,042,075)	1,220,053
	(265,597,323)	(314,341,333)
Net Assets
Total decrease	(284,526,257)	(344,327,752)
Beginning of period	2,025,150,669	2,369,478,421
End of period (including accumulated net investment income of $7,380,460 and $37,004,832, respectively)	$1,740,624,412	$2,025,150,669

See accompanying Notes to Financial Statements.

46	OPPENHEIMER GLOBAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,		Year Ended October 29,	Year Ended October 31,
Class A	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$14.81	$15.08	$13.05	$10.69	$19.18
Income (loss) from investment operations:
Net investment income[2]	.33	.36	.18	.16	.27
Net realized and unrealized gain (loss)	(.04)	(.41)	1.96	2.36	(6.28)
Total from investment operations	.29	(.05)	2.14	2.52	(6.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.40)	(.22)	(.11)	(.16)	(.29)
Distributions from net realized gain	—	—	—	—	(2.19)
Total dividends and/or distributions to shareholders	(.40)	(.22)	(.11)	(.16)	(2.48)
Net asset value, end of period	$14.70	$14.81	$15.08	$13.05	$10.69
Total Return, at Net Asset Value[3]	2.14%	(0.37)%	16.44%	24.06%	(35.52)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,294,433	$1,473,322	$1,623,802	$1,584,420	$1,525,472
Average net assets (in thousands)	$1,358,002	$1,589,726	$1,619,840	$1,450,251	$2,364,088
Ratios to average net assets:[4]
Net investment income	2.30%[5]	2.36%[5]	1.29%[5]	1.44%	1.84%
Total expenses	1.45%[5,6]	1.43%[5,6]	1.37%[5,7]	1.48%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.37%[5,8]	1.35%[5,8]	1.37%[5]	1.42%	1.26%
Portfolio turnover rate	59%	77%	204%[9]	232%[9]	128%[9]

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.47%
Year Ended October 31, 2011	1.45%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.37%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.39%
Year Ended October 31, 2011	1.37%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	47

FINANCIAL HIGHLIGHTS    Continued

	Year Ended October 31,		Year Ended October 29,	Year Ended October 31,
Class B	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$14.43	$14.73	$12.77	$10.47	$18.81
Income (loss) from investment operations:
Net investment income[2]	.21	.23	.06	.08	.15
Net realized and unrealized gain (loss)	(.03)	(.41)	1.91	2.32	(6.15)
Total from investment operations	.18	(.18)	1.97	2.40	(6.00)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.31)	(.12)	(.01)	(.10)	(.15)
Distributions from net realized gain	—	—	—	—	(2.19)
Total dividends and/or distributions to shareholders	(.31)	(.12)	(.01)	(.10)	(2.34)
Net asset value, end of period	$14.30	$14.43	$14.73	$12.77	$10.47
Total Return, at Net Asset Value[3]	1.36%	(1.25)%	15.45%	23.17%	(36.03)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$102,131	$145,291	$277,243	$353,853	$410,268
Average net assets (in thousands)	$119,580	$224,604	$309,274	$357,111	$765,095
Ratios to average net assets:[4]
Net investment income	1.47%[5]	1.53%[5]	0.46%[5]	0.71%	1.04%
Total expenses	2.40%[5,6]	2.42%[5,6]	2.33%[5,7]	2.44%	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.19%[5,8]	2.20%[5,8]	2.18%[5]	2.20%	2.05%
Portfolio turnover rate	59%	77%	204%[9]	232%[9]	128%[9]

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.42%
Year Ended October 31, 2011	2.44%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	2.33%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.21%
Year Ended October 31, 2011	2.22%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589

See accompanying Notes to Financial Statements.

48	OPPENHEIMER GLOBAL ALLOCATION FUND

	Year Ended October 31,		Year Ended October 29,	Year Ended October 31,
Class C	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$14.44	$14.73	$12.77	$10.47	$18.81
Income (loss) from investment operations:
Net investment income[2]	.22	.25	.08	.08	.16
Net realized and unrealized gain (loss)	(.03)	(.40)	1.90	2.32	(6.14)
Total from investment operations	.19	(.15)	1.98	2.40	(5.98)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.32)	(.14)	(.02)	(.10)	(.17)
Distributions from net realized gain	—	—	—	—	(2.19)
Total dividends and/or distributions to shareholders	(.32)	(.14)	(.02)	(.10)	(2.36)
Net asset value, end of period	$14.31	$14.44	$14.73	$12.77	$10.47
Total Return, at Net Asset Value[3]	1.45%	(1.08)%	15.55%	23.23%	(35.95)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$267,392	$313,963	$363,252	$366,167	$373,380
Average net assets (in thousands)	$284,820	$350,372	$366,311	$343,726	$621,258
Ratios to average net assets:[4]
Net investment income	1.59%[5]	1.65%[5]	0.57%[5]	0.74%	1.10%
Total expenses	2.16%[5,6]	2.14%[5,6]	2.08%[5,7]	2.19%	2.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.08%[5,8]	2.06%[5,8]	2.08%[5]	2.14%	1.99%
Portfolio turnover rate	59%	77%	204%[9]	232%[9]	128%[9]

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.18%
Year Ended October 31, 2011	2.16%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	2.08%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.10%
Year Ended October 31, 2011	2.08%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	49

FINANCIAL HIGHLIGHTS    Continued

Class I	Period Ended October 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$ 14.98
Income (loss) from investment operations:
Net investment income[2]	.37
Net realized and unrealized loss	(.53)

Total from investment operations	(.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	(.13)
Net asset value, end of period	$14.69

Total Return, at Net Asset Value[3]	(1.04)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4], [5]
Net investment income	3.79%
Total expenses	0.93%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%[7]
Portfolio turnover rate	59%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Period Ended October 31, 2012	0.95%

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Period Ended October 31, 2012	0.90%

See accompanying Notes to Financial Statements.

50	OPPENHEIMER GLOBAL ALLOCATION FUND

	Year Ended October 31,		Year Ended October 29,	Year Ended October 31,
Class N	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$14.60	$14.86	$12.87	$10.54	$18.94
Income (loss) from investment operations:
Net investment income[2]	.29	.32	.14	.14	.23
Net realized and unrealized gain (loss)	(.04)	(.39)	1.93	2.33	(6.20)
Total from investment operations	.25	(.07)	2.07	2.47	(5.97)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.37)	(.19)	(.08)	(.14)	(.24)
Distributions from net realized gain	—	—	—	—	(2.19)
Total dividends and/or distributions to shareholders	(.37)	(.19)	(.08)	(.14)	(2.43)
Net asset value, end of period	$14.48	$14.60	$14.86	$12.87	$10.54
Total Return, at Net Asset Value[3]	1.86%	(0.55)%	16.09%	23.89%	(35.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,700	$56,284	$69,338	$74,293	$ 76,475
Average net assets (in thousands)	$50,331	$63,592	$71,783	$70,697	$125,526
Ratios to average net assets:[4]
Net investment income	2.06%[5]	2.13%[5]	1.03%[5]	1.26%	1.57%
Total expenses	1.69%[5,6]	1.66%[5,6]	1.61%[5,7]	1.69%	1.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%[5,8]	1.58%[5,8]	1.61%[5]	1.62%	1.52%
Portfolio turnover rate	59%	77%	204%[9]	232%[9]	128%[9]

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.71%
Year Ended October 31, 2011	1.68%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.61%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.63%
Year Ended October 31, 2011	1.60%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	51

FINANCIAL HIGHLIGHTS    Continued

	Year Ended October 31,		Year Ended October 29,	Year Ended October 31,
Class Y	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$14.80	$15.07	$13.05	$10.68	$19.18
Income (loss) from investment operations:
Net investment income[2]	.38	.42	.23	.25	.31
Net realized and unrealized gain (loss)	(.03)	(.42)	1.95	2.34	(6.28)
Total from investment operations	.35	—	2.18	2.59	(5.97)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.46)	(.27)	(.16)	(.22)	(.34)
Distributions from net realized gain	—	—	—	—	(2.19)
Total dividends and/or distributions to shareholders	(.46)	(.27)	(.16)	(.22)	(2.53)
Net asset value, end of period	$14.69	$14.80	$15.07	$13.05	$10.68
Total Return, at Net Asset Value[3]	2.53%	(0.04)%	16.80%	24.83%	(35.35)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,958	$36,291	$35,843	$35,737	$ 82,551
Average net assets (in thousands)	$33,356	$38,475	$35,361	$42,026	$165,149
Ratios to average net assets:[4]
Net investment income	2.66%[5]	2.71%[5]	1.64%[5]	2.25%	2.12%
Total expenses	1.08%[5,6]	1.10%[5,6]	1.01%[5,7]	1.00%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%[5,8]	1.02%[5,8]	1.01%[5]	0.85%	0.97%
Portfolio turnover rate	59%	77%	204%[9]	232%[9]	128%[9]

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.10%
Year Ended October 31, 2011	1.12%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.01%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.02%
Year Ended October 31, 2011	1.04%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589

See accompanying Notes to Financial Statements.

52	OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek a combination of growth of capital and investment income. The Fund’s primary objective is growth of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered on February 28, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and

OPPENHEIMER GLOBAL ALLOCATION FUND	53

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of October 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$837,531
Sold securities	184,413

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of October 31, 2012 is as follows:

Cost	$611,277
Market Value	$344,880
Market Value as a % of Net Assets	0.02%

Investment in Oppenheimer Global Allocation Fund (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

54	OPPENHEIMER GLOBAL ALLOCATION FUND

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended October 31, 2012, the Subsidiary has a deficit of $1,904,615 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

OPPENHEIMER GLOBAL ALLOCATION FUND	55

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

56	OPPENHEIMER GLOBAL ALLOCATION FUND

investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$8,035,714	$—	$895,054,839	$86,927,893

1. As of October 31, 2012, the Fund had $895,054,839 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$427,992,945
2017	410,473,446
No expiration	56,588,448

Total	$895,054,839

2. During the fiscal year ended October 31, 2012, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended October 31, 2011, the Fund utilized $102,473,000 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for October 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$18,283,721	$18,283,721

OPPENHEIMER GLOBAL ALLOCATION FUND	57

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31, 2012	Year Ended October 31, 2011
Distributions paid from:
Ordinary income	$50,759,085	$29,632,103

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,648,108,893
Federal tax cost of other investments	(75,335,426)

Total federal tax cost	$1,572,773,467

Gross unrealized appreciation	$172,995,988
Gross unrealized depreciation	(86,068,095)

Net unrealized appreciation	$86,927,893

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	87,639
Accumulated Liability as of October 31, 2012	751,739

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a

58	OPPENHEIMER GLOBAL ALLOCATION FUND

component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

OPPENHEIMER GLOBAL ALLOCATION FUND	59

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

60	OPPENHEIMER GLOBAL ALLOCATION FUND

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard Inputs Generally Considered by Third-Party Pricing Vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair

OPPENHEIMER GLOBAL ALLOCATION FUND	61

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

62	OPPENHEIMER GLOBAL ALLOCATION FUND

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$14,991,788	$—	$14,991,788
Common Stocks
Consumer Discretionary	173,503,207	3,443,164	—	176,946,371
Consumer Staples	117,065,107	5,843,790	—	122,908,897
Energy	55,158,614	14,210,830	—	69,369,444
Financials	103,058,346	24,101,316	—	127,159,662
Health Care	105,953,738	6,507,562	—	112,461,300
Industrials	129,632,286	9,953,849	—	139,586,135
Information Technology	229,996,732	23,763,909	—	253,760,641
Materials	31,449,869	4,751,066	75,102	36,276,037
Telecommunication Services	20,348,066	—	—	20,348,066
Utilities	5,312,024	—	—	5,312,024
Preferred Stocks	—	455,824	—	455,824
Rights, Warrants and Certificates	—	—	—	—
Non-Convertible Corporate Bonds and Notes	—	129,495,730	89,752	129,585,482
Convertible Corporate Bonds and Notes	—	798,275	—	798,275
Corporate Loans	—	8,877,469	—	8,877,469
Loan Participations	—	2,781	—	2,781
Structured Securities	—	357,930	—	357,930
Options Purchased	8,379,110	2,468	—	8,381,578
Investment Companies	93,897,717	414,546,331	—	508,444,048

Total Investments, at Value	1,073,754,816	662,104,082	164,854	1,736,023,752
Other Financial Instruments:
Foreign currency exchange contracts	—	243	—	243
Futures margins	1,397,840	—	—	1,397,840

Total Assets	$1,075,152,656	$662,104,325	$164,854	$1,737,421,835

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(240)	$—	$(240)
Futures margins	(1,050,000)	—	—	(1,050,000)
Appreciated options written, at value	(600,000)	—	—	(600,000)
Depreciated options written, at value	(3,810,000)	—	—	(3,810,000)

Total Liabilities	$(5,460,000)	$(240)	$—	$(5,460,240)

OPPENHEIMER GLOBAL ALLOCATION FUND	63

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$44,005,208	$(44,005,208)
Consumer Staples	32,891,538	(32,891,538)
Energy	23,468,336	(23,468,336)
Financials	36,265,002	(36,265,002)
Health Care	18,609,470	(18,609,470)
Industrials	82,304,984	(82,304,984)
Information Technology	70,772,220	(70,772,220)
Materials	27,448,199	(27,448,199)
Telecommunication Services	7,313,538	(7,313,538)

Total Assets	$343,078,495	$(343,078,495)

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2012[1]		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	6,186,094	$89,391,648	11,987,920	$184,486,971
Dividends and/or distributions reinvested	2,536,241	35,191,179	1,369,109	21,097,577
Redeemed	(20,139,844)	(290,593,461)	(21,570,759)	(333,232,260)

Net decrease	(11,417,509)	$(166,010,634)	(8,213,730)	$(127,647,712)

64	OPPENHEIMER GLOBAL ALLOCATION FUND

	Year Ended October 31, 2012[1]		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class B
Sold	677,904	$9,518,836	1,700,256	$25,706,890
Dividends and/or distributions reinvested	212,801	2,857,091	104,548	1,579,688
Redeemed	(3,812,455)	(53,751,233)	(10,563,507)	(158,749,969)

Net decrease	(2,921,750)	$(41,375,306)	(8,758,703)	$(131,463,391)

Class C
Sold	1,141,628	$16,027,162	1,675,906	$25,201,566
Dividends and/or distributions reinvested	438,553	5,895,435	184,840	2,793,185
Redeemed	(4,630,592)	(65,126,070)	(4,782,759)	(72,125,145)

Net decrease	(3,050,411)	$(43,203,473)	(2,922,013)	$(44,130,394)

Class I
Sold	668	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	668	$10,000	—	$—

Class N
Sold	466,084	$6,589,420	623,347	$9,532,968
Dividends and/or distributions reinvested	95,060	1,295,451	49,188	748,184
Redeemed	(1,330,243)	(18,860,706)	(1,481,801)	(22,601,041)

Net decrease	(769,099)	$(10,975,835)	(809,266)	$(12,319,889)

Class Y
Sold	332,081	$4,772,898	675,537	$10,559,481
Dividends and/or distributions reinvested	70,696	982,947	40,314	620,142
Redeemed	(678,963)	(9,797,920)	(642,429)	(9,959,570)

Net increase (decrease)	(276,186)	$(4,042,075)	73,422	$1,220,053

1. For the year ended October 31, 2012 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from February 28, 2012 (inception of offering) to October 31, 2012 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the year ended October 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$1,029,451,951	$1,377,627,565
U.S. government and government agency obligations	461,300	464,824

OPPENHEIMER GLOBAL ALLOCATION FUND	65

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2012, the Fund paid $5,469,151 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets.

66	OPPENHEIMER GLOBAL ALLOCATION FUND

The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2012 were as follows:

Class B	$30,231,377
Class C	34,719,256
Class N	6,548,284

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
October 31, 2012	$240,794	$37	$227,338	$11,363	$35

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended October 31, 2012, the Manager waived $206,668.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF and Master Funds. During the year ended October 31, 2012, the Manager waived fees and/or reimbursed the Fund $1,384,369 for management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to January 1, 2012. Effective January 1, 2012, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

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NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

During the year ended October 31, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$151,784

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example,

68	OPPENHEIMER GLOBAL ALLOCATION FUND

an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of October 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $2,711, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc.

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NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $2,468 as of October 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of October 31, 2012 the Fund has required certain counterparties to post collateral of $171,543.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of October 31, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Equity contracts	Futures margins	$25,840	*
Volatility contracts	Futures margins	1,372,000	*	Futures margins	$1,050,000	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	243		Unrealized depreciation on foreign currency exchange contracts	240
Equity contracts				Appreciated options written, at value	600,000
Equity contracts				Depreciated options written, at value	3,810,000
Equity contracts	Investments, at value	7,691,610	**
Foreign exchange contracts	Investments, at value	2,468	**
Interest rate contracts	Investments, at value	687,500	**

Total		$9,779,661			$5,460,240

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased options.

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The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$—	$(20,285)	$(20,285)
Equity contracts	(15,669,017)	20,746,703	(67,016,223)	—	(20,548,496)	(82,487,033)
Foreign exchange contracts	(7,007,054)	1,123,528	—	(1,083,913)	—	(6,967,439)
Interest rate contracts	(3,101,578)	—	212,060	—	—	(2,889,518)
Volatility contracts	—	591,726	5,465,196	—	—	6,056,922

Total	$(25,777,649)	$22,461,957	$(61,338,967)	$(1,083,913)	$(20,568,781)	$(86,307,353)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$—	$—	$—	$10,428	$10,428
Equity contracts	(19,576,840)	(753,104)	37,170,288	—	—	16,840,344
Foreign exchange contracts	(287,924)	(1,072,646)	—	(15,015)	—	(1,375,585)
Interest rate contracts	(1,168,830)	—	12,138	—	—	(1,156,692)
Volatility contracts	—	—	2,508,166	—	—	2,508,166

Total	$(21,033,594)	$(1,825,750)	$39,690,592	$(15,015)	$10,428	$16,826,661

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign

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NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the year ended October 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $2,770,441 and $5,281,824, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the year ended October 31, 2012, the Fund had an ending monthly average market value of $21,139,793 and $214,322,102 on futures contracts purchased and sold, respectively.

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Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the year ended October 31, 2012, the Fund had an ending monthly average market value of $21,215,476 and $4,186,280 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.

The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

During the year ended October 31, 2012, the Fund had an ending monthly average market value of $30,214 and $2,574,020 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the year ended October 31, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of October 31, 2011	1,150	$133,965	26,612,326	$1,304,125
Options written	20,057	2,255,586	25,295	36,036,261
Options closed or expired	(20,926)	(2,365,160)	(26,634,835)	(33,575,212)
Options exercised	(281)	(24,391)	(286)	(32,747)

Options outstanding as of October 31, 2012	—	$—	2,500	$3,732,427

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the

74	OPPENHEIMER GLOBAL ALLOCATION FUND

Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this

OPPENHEIMER GLOBAL ALLOCATION FUND	75

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

For the year ended October 31, 2012, the Fund had ending monthly average notional amounts of $48,846 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of October 31, 2012, the Fund had no such credit default swaps outstanding.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

For the year ended October 31, 2012, the Fund had ending monthly average notional amounts of $42,814,851 on total return swaps which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of October 31, 2012, the Fund had no such total return swap agreements outstanding.

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7. Restricted Securities

As of October 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in

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NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

78	OPPENHEIMER GLOBAL ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Allocation Fund, (a separate series of Oppenheimer Quest for Value Funds), including the statement of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Allocation Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 17, 2012

OPPENHEIMER GLOBAL ALLOCATION FUND	79

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 50.01% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $22,782,990 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2012, the maximum amount allowable but not less than $11,874,595 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

80	OPPENHEIMER GLOBAL ALLOCATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER GLOBAL ALLOCATION FUND	81

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Continued

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur Steinmetz, George Evans, Krishna Memani, and Benjamin Rockmuller, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load global flexible portfolio funds. The Board noted that the Fund’s three-year performance was better than its peer group median although its one-year, five-year and ten-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load global flexible portfolio funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees were higher than its expense group median and lower than its expense group average. The Fund’s contractual management fees were lower than its expense group median and its expense group average. The Fund’s total expenses were higher than its expense group median and its expense group average.

82	OPPENHEIMER GLOBAL ALLOCATION FUND

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

OPPENHEIMER GLOBAL ALLOCATION FUND	83

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Continued

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

84	OPPENHEIMER GLOBAL ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER GLOBAL ALLOCATION FUND	85

TRUSTEES AND OFFICERS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

86	OPPENHEIMER GLOBAL ALLOCATION FUND

Matthew P. Fink, Trustee (since 2009) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2009) Age: 74	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 49 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER GLOBAL ALLOCATION FUND	87

TRUSTEES AND OFFICERS    Continued

Mary Ann Tynan, Trustee (since 2009) Age: 67	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 49 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President

88	OPPENHEIMER GLOBAL ALLOCATION FUND

William F. Glavin, Jr., Continued	(March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 79 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Evans, Memani, Rockmuller, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur P. Steinmetz, Vice President (since 2011) Age: 54	Chief Investment Officer of the Manager (since October 2010); Executive Vice President of the Manager (since October 2009). Chief Investment Officer of Fixed-Income Investments of the Manager (April 2009-October 2010); Director of Fixed-Income Investments of the Manager (January 2009-April 2009) and a Senior Vice President of the Manager (March 1993-September 2009). A portfolio manager and an officer of 4 portfolios in the OppenheimerFunds complex.

George Evans, Vice President (since 2011) Age: 53	Director of Equities (since October 2010), Senior Vice President (since October 1993) and Director of International Equities (since July 2004) of the Manager. Formerly Vice President of HarbourView Asset Management Corporation (July 1994-November 2001). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2011) Age: 52	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 14 portfolios in the OppenheimerFunds complex.

OPPENHEIMER GLOBAL ALLOCATION FUND	89

TRUSTEES AND OFFICERS    Continued

Benjamin H. Rockmuller, Vice President (since 2011) Age: 33

Vice President of the Manager (since July 2010). Assistant Vice President of the Manager (January 2010-June 2010); Senior Analyst of the Manager for

the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the

Manager for the Global Debt Team (January 2007-January 2010); Junior Analyst

of the Manager for the Global Debt Team (April 2004-January 2007) and Junior

Analyst of the Manager for the High Yield Team (June 2003-April 2004). Holds

the Chartered Financial Analyst designation. An officer of 1 portfolio in the

OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 79 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 79 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 79 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 79 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL ALLOCATION FUND

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

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Financial Statements for Oppenheimer Global Allocation Fund (Cayman) Ltd. (the “Subsidiary”) for the Year Ended October 31, 2012
93	Statement of Assets and Liabilities

94	Statement of Operations

95	Statements of Changes in Net Assets

96	Notes to Financial Statements

107	Report of Independent Registered Public Accounting Firm

92	OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.

STATEMENT OF ASSETS AND LIABILITIES    October 31, 2012

Assets
Cash	$3,106,711
Cash used for collateral on options	11,904,000
Receivables and other assets:
Other	2,134
Total assets	15,012,845
Liabilities
Payables and other liabilities:
Legal, auditing and other professional fees	19,834
Custodian fees	1,131
Other	92
Total liabilities	21,057
Net Assets	$14,991,788
Composition of Net Assets
Par value of shares of beneficial interest	$29
Additional paid-in capital	10,578,033
Accumulated net investment loss	(539,372)
Accumulated net realized gain on investments	4,953,098
Net Assets—applicable to 2,921 shares of beneficial interest outstanding	$14,991,788
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$5,131.61

See accompanying Notes to Financial Statements.

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STATEMENT OF OPERATIONS    For the Year Ended October 31, 2012

Expenses
Management fees	$206,639
Legal, auditing and other professional fees	23,022
Trustees’ compensation	10,131
Custodian fees and expenses	4,669
Other	2,054
Total expenses	246,515
Net Investment Loss	(246,515)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)	(1,965,002)
Closing and expiration of option contracts written	537,291
Net realized loss	(1,427,711)
Net change in unrealized appreciation/depreciation on:
Investments	(6,684,411)
Option contracts written	(1,425)
Net change in unrealized appreciation/depreciation	(6,685,836)
Net Decrease in Net Assets Resulting from Operations	$(8,360,062)

See accompanying Notes to Financial Statements.

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OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Period Ended October 31, 2011[1]
Operations
Net investment loss	$(246,515)	$(292,857)
Net realized gain (loss)	(1,427,711)	6,380,809
Net change in unrealized appreciation/depreciation	(6,685,836)	6,685,836
Net increase (decrease) in net assets resulting from operations	(8,360,062)	12,773,788
Capital Transactions
Net increase (decrease) in net assets resulting from capital transactions	(75,735,571)	86,313,633
Net Assets
Total increase (decrease)	(84,095,633)	99,087,421
Beginning of period	99,087,421	—
End of period (including accumulated net investment loss of $539,372 and $292,857, respectively)	$14,991,788	$99,087,421

1. For the period May 12, 2011 (commencement of operations) to October 31, 2011.

See accompanying Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Global Allocation Fund (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds (“ETF”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of October 31, 2012, 100% of the Fund was owned by Oppenheimer Global Allocation Fund (“OGAF”). The Manager is also the investment adviser of OGAF.

The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of October 31, 2012, the directors have not designated classes or series of outstanding participating shares. During the year ended October 31, 2012, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.

The following is a summary of significant accounting policies consistently followed by the Fund.

Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate

96	OPPENHEIMER GLOBAL ALLOCATION FUND

equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

While the Fund held securities during the period and did apply these procedures to value those investments, it did not hold any securities at period end. Therefore, the financial statements also do not include a Statement of Investments.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price

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NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard Inputs Generally Considered by Third-Party Pricing Vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or

98	OPPENHEIMER GLOBAL ALLOCATION FUND

price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

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NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Capital Transactions

The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 2,921.46 participating shares for $292,146 on May 12, 2011 in conjunction with OGAF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.

Capital transactions were as follows:

	Year Ended October 31, 2012 Amount	Period Ended October 31, 2011[1] Amount
Contributions	$15,790,999	$121,262,669
Withdrawals	(91,526,570)	(34,949,036)

Net increase (decrease)	$(75,735,571)	$86,313,633

1. For the period from May 12, 2011 (commencement of operations) to October 31, 2011.

4. Expenses

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

100	OPPENHEIMER GLOBAL ALLOCATION FUND

Fee Schedule
Up to $1.0 billion	0.400%
Next $2.0 billion	0.380
Next $1.0 billion	0.355
Next $1.0 billion	0.330
Next $1.0 billion	0.300
Next $1.0 billion	0.275
Next $2.0 billion	0.250
Over $9.0 billion	0.240

The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

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NOTES TO FINANCIAL STATEMENTS    Continued

5. Risk Exposures and the Use of Derivative Instruments Continued

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Closing and expiration of option contracts written	Total
Equity contracts	$(6,869,324)	$537,291	$(6,332,033)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

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Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Total
Equity contracts	$859,629	$(1,425)	$858,204

*Includes purchased option contracts and purchased swaption contracts, if any.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on individual commodities to decrease exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual commodities to increase exposure to commodity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the year ended October 31, 2012, the Fund had an ending monthly average market value of $498,923 and $210,688 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual commodities to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual commodities to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

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NOTES TO FINANCIAL STATEMENTS    Continued

5. Risk Exposures and the Use of Derivative Instruments Continued

During the year ended October 31, 2012, the Fund had an ending monthly average market value of $80,110 and $2,864 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the year ended October 31, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
October 31, 2011	24	$3,993	23	$6,378
Options written	4,141	1,086,728	126	25,909
Options closed or expired	(4,165)	(1,090,721)	(101)	(22,707)
Options exercised	—	—	(48)	(9,580)

Options outstanding as of October 31, 2012	—	$—	—	$—

As of October 31, 2012, the Fund had no outstanding written or purchased options.

6. Financial Highlights

The following represents the total return of the Fund for the year ended October 31, 2012. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

Year Ended October 31, 2012	(22.96)%
Period Ended October 31, 2011[1]	13.38%

The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods.

	Year Ended October 31, 2012	Period Ended October 31, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$33,917.09	$100.00
Income (loss) from investment operations:
Net investment loss	(84.37)	(100.24)
Net realized and unrealized gain (loss)	(2,776.71)	4,472.64
Total from investment operations	(2,861.08)	4,372.40
Capital Transactions	(25,924.40)	29,444.69
Net asset value, end of period	$5,131.61	$33,917.09
Total Return, at Net Asset Value	(22.96)%	13.38%

Ratios to Average Net Assets:
Net investment loss	(0.96)%	(0.84)%
Total expenses	0.96%	0.84%
Expenses after payments, waivers and reimbursements	0.96%	0.84%

1. For the period from May 12, 2011 (commencement of operations) through October 31, 2011.

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7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory

OPPENHEIMER GLOBAL ALLOCATION FUND	105

NOTES TO FINANCIAL STATEMENTS    Continued

7. Pending Litigation Continued

damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

8. Subsequent Events Evaluation

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 17, 2012, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.

106	OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Oppenheimer Global Allocation Fund (Cayman) Ltd.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Allocation Fund (Cayman) Ltd., as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from May 12, 2011 (commencement of operations) to October 31, 2011. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Allocation Fund (Cayman) Fund Ltd. as of October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets for the year then ended and the period from May 12, 2011 (commencement of operations) to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 17, 2012

OPPENHEIMER GLOBAL ALLOCATION FUND	107

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

108	OPPENHEIMER GLOBAL ALLOCATION FUND

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER GLOBAL ALLOCATION FUND	109

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0257.001.1012 December 21, 2012

10	31	12

ANNUAL REPORT

Oppenheimer Flexible Strategies Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/12

	Class A Shares of the Fund		S&P 500 Index	HFRI Fund Weighted Composite Index
	Without Sales Charge	With Sales Charge
1-Year	0.03%	–5.72%	15.21%	2.66%
5-Year	–0.96	–2.12	0.36	0.85
10-Year	5.03	4.41	6.91	6.70

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment.

Prior to June 15, 2012, Oppenheimer Flexible Strategies Fund was named Oppenheimer Quest Opportunity Value Fund. Effective June 15, 2012, the HFRI Fund Weighted Composite Index was also added as a benchmark of the Fund.

2	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 0.03% during the reporting period. On a relative basis, the Fund underperformed the HFRI Fund Weighted Composite Index and the S&P 500 Index, which returned 2.66% and 15.21%, respectively. The bulk of the Fund’s declines occurred over the first half of the reporting period, where the Fund’s significant cash exposure detracted from results as riskier asset classes generally rallied and the Fund was in the midst of a transitional stage.

MARKET OVERVIEW

During the reporting period, global equity and fixed-income markets generally experienced gains despite sustained macroeconomic concerns. The period began during a period of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across risk markets internationally over the first three months of 2012. The rebound gained momentum after the European Central Bank (the ECB) implemented dual Long-Term Refinancing Operations to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER FLEXIBLE STRATEGIES FUND	3

However, the second quarter of 2012 was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures, restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. In addition, uncertainty around the 2012 November elections and the potential removal of a significant amount of government stimulus in the beginning of 2013, contributed to the economic slowdown.

The markets generally rallied over the closing months of the period, as increased stimulus measures taken by the ECB and the U.S. Federal Reserve (the “Fed”) helped boost global equity markets during the third quarter. The ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy.

Under the plan, these and other members of the European Union (excluding Greece) will be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs. In the U.S., the Fed introduced a third round of quantitative easing (QE3), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. While these actions boosted the markets, a number of concerns throughout the globe remained, including slowing growth in China, continued European debt concerns and worries over the so-called fiscal cliff in the U.S. as politicians began discussions over expiring tax cuts and revenue shortfalls.

FUND PERFORMANCE

In the Fund’s long equity strategy, the strongest contributors to performance were information technology stock Apple, Inc., and financials holdings M&T Bank Corp. and Wells Fargo & Co. Apple continued to out-execute its peers, and its success at innovation and highly recognizable brand led to global growth and share gains across its top revenue producing products—particularly iPhones and iPads. The anticipation of the iPhone 5 launch and an announcement that the company would pay a dividend also benefited its stock. M&T Bank produced positive results as it announced an acquisition of Hudson City Bancorp. Wells Fargo performed positively in a period in which its net margins held up

4	OPPENHEIMER FLEXIBLE STRATEGIES FUND

well. The company also benefited from mortgage refinancing activity, an increase in share in the mortgage market and improvement in credit quality. The most significant detractors from performance were video game companies Take-Two Interactive Software, Inc. and THQ, Inc. The Fund exited its positions in these stocks shortly after the portfolio manager change in November. Also detracting from performance was Mosaic Co., which is a potash producer that was hurt by farmers’ delayed purchases of phosphate. We believe long-term demand for potash and soft commodities remains strong due to the increasing consumption of animal protein throughout the world, which requires an abundance of feedstock.

Given the market rally over the period, the Fund’s short equity strategy detracted from performance, particularly before the Fund’s transition to single name short positions. Individual detractors from performance included short positions in Financial Select Sector SPDR Fund, Powershares QQQ and SPDR S&P Retail Exchange Traded Fund. The Fund’s single name shorts of steel and natural gas producers contributed positively to performance.

The Fund’s opportunistic fixed-income investments performed positively this period. The opportunistic strategy’s performance was driven by exposure to asset-backed securities (ABS) on first-lien mortgages, which performed well this period. We remain constructive on these securities as they have the asymmetric return profiles that we seek, with a limited possible downside and considerable upside potential. The Fund’s exposure to Oppenheimer Master Loan Fund, LLC, also contributed positively to performance, as senior bank loans generally performed well as U.S. Treasury rates backed up during the period, and also retained their value as Treasury rates moved down. Detracting from performance were the Fund’s hedges on European sovereigns such as France, Germany and Austria, as riskier asset classes rallied when the ECB implemented its dual LTROs and announced its bond purchasing plan towards the end of the period.

STRATEGY AND OUTLOOK

After assuming portfolio management responsibilities in November 2011, we used the Fund’s sizable cash positioning to expand its exposure to opportunistic fixed-income investments. The opportunistic strategy includes exposure to ABS, senior floating rate loans through an investment in Oppenheimer Master Loan Fund, LLC, preferred stocks, convertibles, interest rate derivatives and hedges on European sovereigns. At the start of the period, this strategy consisted of roughly 1% of the Fund, compared to approximately 27% at period end. We believe these investments provide asymmetric payoff profiles, which is the characteristic of certain types of securities to provide payoffs that are not the same depending on whether the market rises or falls. We employed a significant amount of the net cash position since the beginning of the reporting period in the expansion of our opportunistic strategy.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	5

The Fund also has exposure to equities and equity-like investments, which include an allocation to long positions and short positions. During the period, we shifted the Fund’s short equity exposure away from broad index shorts and towards single name equity shorts.

At period end, we expect continued volatility as the markets continue to ebb and flow in reaction to macroeconomic concerns and the actions of central banks and government policy. In the U.S., there remains a contentious debate over entitlements, taxes and the deficit. Globally, concerns over Europe and the slowing of China’s growth remain.

Michelle Borré Portfolio Manager

As such, we remain positioned for volatility across strategies. We remain focused on finding investments with lower expected correlation to traditional investments. Those opportunities are found through a variety of asset classes and investments. We seek securities with what we consider positively skewed risk/reward characteristics which provide the opportunity for upside possibility with potential downside protection.

6	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK INDUSTRIES
Oil, Gas & Consumable Fuels	6.2%
Commercial Banks	5.1
Media	3.6
Chemicals	3.2
Pharmaceuticals	2.8
Communications Equipment	2.6
Health Care Providers & Services	1.9
Insurance	1.9
Beverages	1.8
Computers & Peripherals	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
Chevron Corp.	2.4%
Exxon Mobil Corp.	1.9
Wells Fargo & Co.	1.8
Coca-Cola Co. (The)	1.8
M&T Bank Corp.	1.8
Mosaic Co. (The)	1.7
Apple, Inc.	1.6
UnitedHealth Group, Inc.	1.5
Royal Dutch Shell plc, ADR	1.4
Merck & Co., Inc.	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on net assets. For more current Top 10 Fund Holdings, please visit oppenheimerfunds.com.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	7

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Common Stocks	46.6%
Money Market Fund	22.8
Domestic Fixed Income Funds	12.6
Asset-Backed Securities	6.6
Preferred Stocks	2.8
Convertible Corporate Bonds and Notes	2.4
Mortgage-Backed Obligations	2.1
Non-Convertible Corporate Bonds and Notes	1.9
Structured Securities	1.3
Swaptions Purchased	0.4
Event-Linked Bonds	0.3
Wholly-Owned Subsidiary	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on the total market value of investments. Short sales of securities, which accounted for 22.3% of the Fund’s net assets as of fiscal year end, are not reflected in the chart above. More information about these investments is included in the Statement of Investments and the accompanying Notes to Financial Statements.

8	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE

	Inception Date	1-Year	5-Year	10-Year
CLASS A (QVOPX)	1/3/89	0.03%	–0.96%	5.03%
CLASS B (QOPBX)	9/1/93	–0.79%	–1.81%	4.56%
CLASS C (QOPCX)	9/1/93	–0.71%	–1.70%	4.25%
CLASS N (QOPNX)	3/1/01	–0.27%	–1.28%	4.68%
CLASS Y (QOPYX)	12/16/96	0.32%	–0.67%	5.27%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE
	Inception Date	1-Year	5-Year	10-Year
CLASS A (QVOPX)	1/3/89	–5.72%	–2.12%	4.41%
CLASS B (QOPBX)	9/1/93	–5.29%	–2.09%	4.56%
CLASS C (QOPCX)	9/1/93	–1.61%	–1.70%	4.25%
CLASS N (QOPNX)	3/1/01	–1.18%	–1.28%	4.68%
CLASS Y (QOPYX)	12/16/96	0.32%	–0.67%	5.27%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the S&P 500 Index and the HFRI Fund Weighted Composite Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds that report to Hedge Fund Research, Inc. Database. Constituent funds report monthly performance (net of all fees) in U.S. Dollars and have a minimum of $50 Million under management or a twelve (12) month track record of active

OPPENHEIMER FLEXIBLE STRATEGIES FUND	9

performance. The HFRI Fund Weighted Composite Index’s returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc. As a result, the HFRI Fund Weighted Composite Index returns shown in this shareholder report may differ from the same Index’s returns for the same period published elsewhere. If subsequent recalculations cause the Index’s returns to change, the Fund does not expect to update the Index returns. The indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	11

Fund Expenses Continued

Actual	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During 6 Months Ended October 31, 2012
Class A	$1,000.00	$1,013.90	$7.88
Class B	1,000.00	1,009.50	12.30
Class C	1,000.00	1,010.00	11.79
Class N	1,000.00	1,012.10	9.60
Class Y	1,000.00	1,015.30	6.61

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.34	7.89
Class B	1,000.00	1,012.97	12.32
Class C	1,000.00	1,013.47	11.81
Class N	1,000.00	1,015.63	9.62
Class Y	1,000.00	1,018.60	6.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2012 are as follows:

Class	Expense Ratios
Class A	1.55%
Class B	2.42
Class C	2.32
Class N	1.89
Class Y	1.30

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12	OPPENHEIMER FLEXIBLE STRATEGIES FUND

STATEMENT OF INVESTMENTS    October 31, 2012

	Shares	Value
Wholly-Owned Subsidiary—0.3%
Oppenheimer Flexible Strategies Fund (Cayman) Ltd.[1,2] (Cost $2,750,000)	7,500	$2,619,694
Common Stocks—47.0%
Consumer Discretionary—5.2%
Hotels, Restaurants & Leisure—1.1%
McDonald’s Corp.	125,000	10,850,000
Media—3.6%
Cinemark Holdings, Inc.	412,000	10,172,280
Comcast Corp., Cl. A	342,000	12,828,420
Time Warner Cable, Inc.	130,000	12,884,300

		35,885,000
Multiline Retail—0.2%
Target Corp.	36,210	2,308,388
Specialty Retail—0.3%
Tiffany & Co.	41,000	2,592,020
Consumer Staples—5.8%
Beverages—1.8%
Coca-Cola Co. (The)[3]	480,000	17,846,400
Food & Staples Retailing—1.1%
CVS Caremark Corp.	238,400	11,061,760
Food Products—0.4%
Adecoagro SA2	374,420	3,437,176
Household Products—1.1%
Church & Dwight Co., Inc.	219,000	11,116,440
Tobacco—1.4%
Altria Group, Inc.	145,950	4,641,210
Philip Morris International, Inc.	108,020	9,566,251

		14,207,461
Energy—7.1%
Energy Equipment & Services—0.9%
Baker Hughes, Inc.	57,000	2,392,290
Schlumberger Ltd.	100,000	6,953,000

		9,345,290
Oil, Gas & Consumable Fuels—6.2%
Chevron Corp.	221,670	24,430,251
Exxon Mobil Corp.[3]	212,180	19,344,451
Kinder Morgan, Inc.	100,000	3,471,000
Royal Dutch Shell plc, ADR	205,000	14,479,150

		61,724,852

OPPENHEIMER FLEXIBLE STRATEGIES FUND	13

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Financials—8.2%
Capital Markets—0.3%
Goldman Sachs Group, Inc. (The)	25,322	$3,099,160
Commercial Banks—5.1%
Bond Street Holdings LLC, Cl. A2,4	375,000	6,937,500
Bond Street Holdings LLC, Cl. B, Non-Vtg.[2]	120,000	2,220,000
M&T Bank Corp.	169,640	17,659,524
U.S. Bancorp	195,420	6,489,898
Wells Fargo & Co.[3]	531,810	17,916,679

		51,223,601
Insurance—1.9%
ACE Ltd.	123,570	9,718,781
Alleghany Corp.[2]	25,052	8,708,075

		18,426,856
Real Estate Investment Trusts (REITs)—0.9%
American Assets Trust, Inc.	60,788	1,651,610
Macerich Co. (The)	89,500	5,101,500
Starwood Property Trust, Inc.	103,000	2,360,760

		9,113,870
Health Care—5.1%
Health Care Equipment & Supplies—0.4%
Baxter International, Inc.	35,000	2,192,050
Covidien plc	38,000	2,088,100

		4,280,150
Health Care Providers & Services—1.9%
Humana, Inc.	52,990	3,935,567
UnitedHealth Group, Inc.	268,820	15,053,920

		18,989,487
Pharmaceuticals—2.8%
Merck & Co., Inc.	304,000	13,871,520
Teva Pharmaceutical Industries Ltd., Sponsored ADR	113,210	4,575,948
Watson Pharmaceuticals, Inc.[2]	115,000	9,884,250

		28,331,718
Industrials—4.0%
Aerospace & Defense—0.9%
Honeywell International, Inc.	150,000	9,186,000
Commercial Services & Supplies—0.7%
Tyco International Ltd.	255,000	6,851,850
Construction & Engineering—0.8%
Quanta Services, Inc.[2]	300,000	7,779,000

14	OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Shares	Value
Machinery—1.0%
AGCO Corp.[2]	73,421	$3,341,390
Pentair Ltd.	61,185	2,584,454
SPX Corp.	64,000	4,389,760

		10,315,604
Trading Companies & Distributors—0.6%
AerCap Holdings NV2	493,901	6,154,006
Information Technology—6.4%
Communications Equipment—2.6%
Ciena Corp.[2]	397,960	4,938,684
Cisco Systems, Inc.	250,000	4,285,000
Juniper Networks, Inc.[2]	417,790	6,922,780
QUALCOMM, Inc.	160,560	9,404,802

		25,551,266
Computers & Peripherals—1.6%
Apple, Inc.[3]	27,300	16,246,230
Electronic Equipment, Instruments & Components—0.2%
TE Connectivity Ltd.	64,000	2,059,520
Internet Software & Services—0.5%
Google, Inc., Cl. A2	7,750	5,268,218
IT Services—0.6%
International Business Machines Corp.	28,500	5,544,105
Semiconductors & Semiconductor Equipment—0.5%
Xilinx, Inc.	150,000	4,914,000
Software—0.4%
Oracle Corp.	137,600	4,272,480
Materials—3.9%
Chemicals—3.2%
Celanese Corp., Series A	47,500	1,804,525
LyondellBasell Industries NV, Cl. A	245,000	13,080,550
Mosaic Co. (The)	333,670	17,464,288

		32,349,363
Containers & Packaging—0.7%
Rock-Tenn Co., Cl. A	95,000	6,953,050
Utilities—1.3%
Electric Utilities—1.3%
Cleco Corp.	150,000	6,472,500
Edison International	136,500	6,407,306
		12,879,806
Total Common Stocks (Cost $410,042,121)		470,164,127

OPPENHEIMER FLEXIBLE STRATEGIES FUND	15

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Preferred Stocks—2.8%
Goldman Sachs Group, Inc. (The), 3.75% Non-Cum., Series A, Non-Vtg.	41,024	$856,171
M&T Bank Corp.: 5% Cum., Series A, Non-Vtg.	5,167	5,244,505
5% Cum., Series C, Non-Vtg.	7,500	7,631,250
M&T Capital Trust IV, 8.50% Cum., Non-Vtg.	8,124	209,843
PPL Corp., 9.50% Cv., Non-Vtg.	100,000	5,433,000
US Bancorp, 6% Non-Cum., Series G	300,000	8,610,000

Total Preferred Stocks (Cost $26,629,152)		27,984,769

	Principal Amount
Asset-Backed Securities—6.6%
NuCO2 Funding LLC, Asset-Backed Nts., Series 2008-1A, Cl. A1, 7.25%, 6/25/38[4]	$30,000,000	31,335,000
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCW3, Cl. M1, 0.691%, 8/25/35[5]	5,000,000	3,842,248
Saxon Asset Securities Trust 2007-3, Mtg. Loan Asset-Backed Certificates, Series 2007-3, Cl. 2A4, 0.701%, 9/25/47[5]	7,595,000	3,581,684
Structured Asset Securities Corp., Mtg. Loan Asset-Backed Certificates, Series 2007-GEL2, Cl. A2, 0.531%, 5/25/37[5]	35,500,000	27,690,550
Total Asset-Backed Securities (Cost $57,583,005)		66,449,482
Mortgage-Backed Obligations—2.1%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R2, Cl. M1, 0.641%, 4/25/34[5]	4,286,384	2,678,846
Bear Stearns Asset-Backed Securities I Trust 2004-HE9, Asset-Backed Certificates, Series 2004-HE9, Cl. M2, 2.011%, 11/25/34[5]	11,222,084	7,278,868
First NLC Trust 2005-4, Mtg.-Backed Certificates, Series 2005-4, Cl. A4, 0.601%, 2/25/36[5]	11,003,000	5,062,068
Home Equity Asset Trust 2005-5, Mtg. Home Equity Pass-Through Certificates, Series 2005-5, Cl. M2, 0.721%, 11/25/35[5]	1,888,088	1,077,484
Home Equity Mortgage Loan Asset-Backed Trust, Home Equity Asset-Backed Certificates, Series INABS 2005-B, Cl. M3, 0.701%, 8/25/35[5]	1,298,061	646,059
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.664%, 4/1/34[5]	1,147,994	1,179,989
RAMP Series 2005-RS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-RS6, Cl. M2, 0.721%, 6/25/35[5]	944,044	784,298
Structured Asset Securities Corp., Mtg. Pass-Through Certificates, Series 2007-GEL2, Cl. A3, 0.661%, 5/25/37[5,6]	4,486,000	2,234,681
Total Mortgage-Backed Obligations (Cost $17,226,746)		20,942,293
Non-Convertible Corporate Bonds and Notes—1.9%
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[6]	2,500,000	2,662,500
Newport Television LLC/NTV Finance Corp., 13.75% Sr. Nts., 3/15/17[6,7]	5,000,000	5,387,500
Wachovia Capital Trust III, 5.57% Perpetual Bonds[5,8]	11,000,000	10,958,750

Total Non-Convertible Corporate Bonds and Notes (Cost $17,693,487)		19,008,750

16	OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Principal Amount	Value
Convertible Corporate Bonds and Notes—2.4%
Advanced Micro Devices, Inc., 6% Cv. Sr. Unsec. Nts., 5/1/15	$7,435,000	$6,970,313
Amylin Pharmaceuticals, Inc., 3% Cv. Sr. Unsec. Nts., 6/15/14	7,000,000	7,381,500
Transocean, Inc., 1.50% Cv. Sr. Unsec. Unsub. Nts., 12/15/37	10,000,000	10,018,750

Total Convertible Corporate Bonds and Notes (Cost $24,143,135)		24,370,563
Event Linked Bond—0.3%
Merna Reinsurance II Ltd. Catastrophe Linked Nts., 3.65%, 4/8/13[5,6] (Cost $3,011,292)	3,000,000	3,000,000

	Swaption Expiration Date	Notional Amount
Swaptions Purchased—0.4%
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2%; Received: Six-Month JYP BBA LIBOR; Termination Date: 1/21/25[2]	1/20/15	3,838,000,000	JPY	633,151
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 4%; Received: Three-Month BBA LIBOR; Termination Date: 11/28/24[2]	11/26/14	50,000,000		544,192
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 4%; Received: Three-Month BBA LIBOR; Termination Date: 12/3/24[2]	12/2/14	50,000,000		552,106
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 4%; Received: Three-Month BBA LIBOR; Termination Date: 2/26/25[2]	2/25/15	50,000,000		673,606
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 4.50%: Received: Three-Month BBA LIBOR; Termination Date: 2/28/27[2]	2/27/17	50,000,000		1,309,166

Total Swaptions Purchased (Cost $8,246,096)				3,712,221

	Shares
Structured Securities—1.3%
Africa Telecommunications, Media & Technology Fund 1 LLC[4]	9,542,930	2,719,735
Barclays Bank plc, Apple, Inc. Equity Linked Nts., 12/31/12	16,858	10,000,166

Total Structured Securities (Cost $20,000,166)		12,719,901
Investment Companies—35.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[1,9]	230,425,592	230,425,592
Oppenheimer Master Loan Fund, LLC[1]	8,288,014	107,349,866
Oppenheimer Short Duration Fund, Cl. Y1	2,006,223	20,102,352

Total Investment Companies (Cost $356,770,895)		357,877,810
Total Investments, at Value (Cost $944,096,095)	100.9%	1,008,849,610
Liabilities in Excess of Other Assets	(0.9)	(8,897,453)

Net Assets	100.0%	$999,952,157

OPPENHEIMER FLEXIBLE STRATEGIES FUND	17

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments

Notional amount is reported in U.S. Dollars, except for those denoted in the following currency:

JPY	Japanese Yen

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/ Principal Amount October 31, 2011	Gross Additions	Gross Reductions	Shares/ Principal Amount October 31, 2012
Oppenheimer Flexible Strategies Fund (Cayman) Ltd.[a]	—	7,500	—	7,500
Oppenheimer Institutional Money Market Fund, Cl. E	707,964,096	916,358,756	1,393,897,260	230,425,592
Oppenheimer Master Loan Fund, LLC	—	8,288,014	—	8,288,014
Oppenheimer Short Duration Fund, Cl. Y	—	2,006,223	—	2,006,223
Take-Two Interactive Software, Inc.	7,303,043	—	7,303,043	—
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14	4,611,000	—	4,611,000	—
THQ, Inc.	7,102,240	—	7,102,240	—
Vanda Pharmaceuticals, Inc.	1,535,078	—	1,535,078	—

	Value	Income		Realized Gain (Loss)
Oppenheimer Flexible Strategies Fund (Cayman) Ltd.[a]	$2,619,694	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E	230,425,592	999,262		—
Oppenheimer Master Loan Fund, LLC	107,349,866	5,780,942	[b]	724,332 [b]
Oppenheimer Short Duration Fund, Cl. Y	20,102,352	82,291		—
Take-Two Interactive Software, Inc.	—	—		(34,961,011)
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14	—	60,600		2,700,146
THQ, Inc.	—	—		(59,848,966)
Vanda Pharmaceuticals, Inc.	—	—		(7,904,891)

	$360,497,504	$6,923,095		$(99,290,390)

a. Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $66,898,386. See Note 1 of the accompanying Notes.

4. Restricted security. The aggregate value of restricted securities as of October 31, 2012 was $40,992,235, which represents 4.10% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation (Depreciation)
Africa Telecommunications, Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$2,719,735	$(7,280,265)
Bond Street Holdings LLC, Cl. A	11/4/09	7,500,000	6,937,500	(562,500)
NuCO2 Funding LLC, Asset-Backed Nts., Series 2008-1A, Cl. A1, 7.25%, 6/25/38	7/18/12	31,302,618	31,335,000	32,382

		$48,802,618	$40,992,235	$(7,810,383)

18	OPPENHEIMER FLEXIBLE STRATEGIES FUND

5. Represents the current interest rate for a variable or increasing rate security.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $13,284,681 or 1.33% of the Fund’s net assets as of October 31, 2012.

7. Interest or dividend is paid-in-kind, when applicable.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. Rate shown is the 7-day yield as of October 31, 2012.

	Shares Sold Short	Value
Securities Sold Short—22.3%
Common Stock Securities Sold Short—(17.1)%
ADT Corp. (The)[2]	(127,500)	$(5,292,525)
Aflac, Inc.	(228,000)	(11,349,840)
Air Lease Corp.[2]	(276,000)	(5,746,320)
Aircastle Ltd.	(215,000)	(2,392,950)
AK Steel Holding Corp.	(700,000)	(3,528,000)
Assurant, Inc.	(233,000)	(8,809,730)
Babcock & Wilcox Co.[2]	(150,000)	(3,865,500)
Bank of America Corp.	(300,000)	(2,796,000)
Bank of Hawaii Corp.	(80,000)	(3,532,800)
BHP Billiton Ltd., Sponsored ADR	(98,000)	(6,932,520)
Boeing Co. (The)	(107,000)	(7,537,080)
Camden Property Trust	(75,000)	(4,922,250)
Caterpillar, Inc.	(86,000)	(7,293,660)
CBL & Associates Properties, Inc.	(179,000)	(4,004,230)
Chesapeake Energy Corp.	(617,000)	(12,500,420)
Children’s Place Retail Stores, Inc.[2]	(105,000)	(6,135,150)
Chubb Corp.	(50,000)	(3,849,000)
City National Corp.	(50,000)	(2,555,000)
Cliffs Natural Resources, Inc.	(30,000)	(1,088,100)
Comerica, Inc.	(186,000)	(5,544,660)
Commerce Bancshares, Inc.	(63,000)	(2,399,040)
Daido Steel Co. Ltd.	(233,000)	(1,009,871)
Dow Chemical Co. (The)	(175,000)	(5,127,500)
E.I. du Pont de Nemours & Co.	(51,000)	(2,270,520)
eBay, Inc.[2]	(44,000)	(2,124,760)
First Niagara Financial Group, Inc.	(250,000)	(2,070,000)
FirstMerit Corp.	(155,000)	(2,148,300)
FMC Technologies, Inc.[2]	(51,000)	(2,085,900)
Glimcher Realty Trust	(364,000)	(3,883,880)
J.C. Penney Co., Inc. (Holding Co.)	(210,000)	(5,042,100)
Mattel, Inc.	(19,000)	(698,820)

OPPENHEIMER FLEXIBLE STRATEGIES FUND	19

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

	Shares Sold Short	Value
Microsoft Corp.	(245,000)	$ (6,991,075)
Montpelier Re Holdings Ltd.	(120,000)	(2,744,400)
Pandora Media, Inc.[2]	(140,000)	(1,174,600)
Pennsylvania Real Estate Investment Trust	(230,000)	(3,801,900)
Quicksilver Resources, Inc.[2]	(448,734)	(1,736,601)
Rosetta Resources, Inc.[2]	(50,000)	(2,302,000)
Rouse Properties, Inc.	(125,392)	(1,888,404)
SandRidge Energy, Inc.[2]	(300,000)	(1,866,000)
United Technologies Corp.	(120,000)	(9,379,200)
Walter Industries, Inc.	(30,000)	(1,048,800)

Total Common Stock Securities Sold Short (Proceeds $170,178,518)		(171,469,406)
Investment Companies Securities Sold Short—(5.2)%
Financial Select Sector SPDR Fund	(1,230,040)	(19,533,035)
PowerShares QQQ	(60,500)	(3,929,475)
SPDR S&P Retail Exchange Traded Fund	(182,500)	(11,371,575)
Standard & Poor’s Depositary Receipts Trust/Standard & Poor’s 500 Exchange Traded Funds, Series 1	(119,300)	(16,842,774)

Total Investment Companies Securities Sold Short (Proceeds $40,493,001)		(51,676,859)

Total Securities Sold Short (Proceeds $210,671,519)		$(223,146,265)

Forward Currency Exchange Contracts as of October 31, 2012 are as follows:
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Citibank NA
Australian Dollar (AUD)	Sell	14,460	AUD	1/29/13	$14,900,150	$—	$10,168
Goldman Sachs Bank USA
Euro (EUR)	Sell	16,000	EUR	1/29/13	20,757,924	12,716	—

Total unrealized appreciation and depreciation						$12,716	$10,168

Futures Contracts as of October 31, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Depreciation
Euro BTP	Sell	43	12/6/12	$5,994,764	$323,161

Credit Default Swap Contracts as of October 31, 2012 are as follows:
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Depreciation
Austria (Republic of)
Goldman Sachs International	Buy	$25,000	1.00%	12/20/16	$(874,393)	$(751,020)	$1,625,413

	Total	25,000			(874,393)	(751,020)	1,625,413

20	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Credit Default Swap Contracts: Continued
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value		Unrealized Depreciation
France (Republic of)
Goldman Sachs International	Buy	$25,000	0.25%	12/20/16	$(1,910,232)		$245,189		$1,665,043

	Total	25,000			(1,910,232)		245,189		1,665,043
Germany (Federal Republic of)
Goldman Sachs International	Buy	50,000	0.25	12/20/16	(1,804,216)		(109,937)		1,914,153

	Total	50,000			(1,804,216)		(109,937)		1,914,153
Italy (Republic of)
Barclays Bank plc	Buy	15,000	1.00	9/20/17	(1,505,987)		1,033,212		472,775

	Total	15,000			(1,505,987)		1,033,212		472,775

			Grand Total Buys		(6,094,828)		417,444		5,677,384
			Grand Total Sells		—		—		—

		Total Credit Default Swaps			$(6,094,828)	$417,444		$5,677,384

Total Return Swap Contracts as of October 31, 2012 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities
Goldman Sach International	24,287	EUR	One-Day EUR EONIA minus 75 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	5/16/13	$319,009

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR	Euro

Abbreviation is as follows:

EONIA	Euro OverNight Index Average

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of October 31, 2012 is as follows:
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Barclays Bank plc	Credit Default Buy Protection	$15,000			$1,033,212
Goldman Sachs International	Credit Default Buy Protection	100,000			(615,768)
	Total Return	24,287	EUR		319,009

		Total Swaps		$736,453

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currency:

EUR	Euro

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	21

STATEMENT OF ASSETS AND LIABILITIES    October 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $584,575,200)	$648,352,106
Affiliated companies (cost $356,770,895)	357,877,810
Wholly-owned subsidiary (cost $2,750,000)	2,619,694
1,008,849,610
Cash	10,612,114
Cash used for collateral on futures	390,704
Deposits with broker for securities sold short	211,416,517
Unrealized appreciation on foreign currency exchange contracts	12,716
Appreciated swaps, at value (upfront payments $0)	319,009
Depreciated swaps, at value (upfront payments paid $3,416,219)	1,278,401
Receivables and other assets:
Investments sold	4,251,591
Interest and dividends	1,198,934
Shares of beneficial interest sold	225,215
Futures margins	9,487
Other	111,793
Total assets	1,238,676,091
Liabilities
Short positions, at value (proceeds of $210,671,519)—see accompanying statement of investments	223,146,265
Unrealized depreciation on foreign currency exchange contracts	10,168
Depreciated swaps, at value (upfront payments paid $2,678,609)	860,957
Payables and other liabilities:
Investments purchased	10,011,225
Shares of beneficial interest redeemed	3,757,549
Trustees’ compensation	291,366
Transfer and shareholder servicing agent fees	245,312
Distribution and service plan fees	211,806
Shareholder communications	117,038
Futures margins	27,867
Other	44,381
Total liabilities	238,723,934
Net Assets	$999,952,157
Composition of Net Assets
Par value of shares of beneficial interest	$436,178
Additional paid-in capital	1,080,771,831
Accumulated net investment loss	(2,760,909)
Accumulated net realized loss on investments and foreign currency transactions	(125,094,725)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	46,599,782
Net Assets	$999,952,157

22	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $774,007,200 and 33,143,714 shares of beneficial interest outstanding)	$23.35
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$24.77
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $46,780,492 and 2,201,674 shares of beneficial interest outstanding)	$21.25
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $135,749,753 and 6,384,831 shares of beneficial interest outstanding)	$21.26
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,180,530 and 1,206,480 shares of beneficial interest outstanding)	$22.53
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $16,234,182 and 681,064 shares of beneficial interest outstanding)	$23.84

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	23

STATEMENT OF OPERATIONS    For the Year Ended October 31, 2012

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$5,775,013
Dividends	5,929
Expenses[2]	(262,323)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	5,518,619
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $50,653)	10,877,360
Affiliated companies	1,081,553
Interest:
Unaffiliated companies	4,877,964
Affiliated companies	60,600
Other income	33,701
Total investment income	16,931,178
Expenses
Management fees	9,703,586
Distribution and service plan fees:
Class A	2,116,667
Class B	558,148
Class C	1,598,438
Class N	164,561
Transfer and shareholder servicing agent fees:
Class A	2,173,478
Class B	261,865
Class C	414,640
Class N	106,026
Class Y	64,276
Shareholder communications:
Class A	188,337
Class B	25,495
Class C	35,350
Class N	5,576
Class Y	2,307
Dividends on short sales	3,615,192
Financing expense from short sales	1,599,715
Trustees’ compensation	21,554
Custodian fees and expenses	13,005
Administration service fees	1,500
Other	198,534
Total expenses	22,868,250
Less waivers and reimbursements of expenses	(826,723)
Net expenses	22,041,527
Net Investment Income	408,270

24	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options exercised)	$31,435,767
Affiliated companies	(100,014,722)
Closing and expiration of option contracts written	480,337
Closing and expiration of futures contracts	(1,449,684)
Foreign currency transactions	10,250,927
Short positions	(55,924,430)
Swap contracts	(5,935,293)
Net realized gain allocated from
Oppenheimer Master Loan Fund, LLC	724,332
Total net realized loss	(120,432,766)
Net change in unrealized appreciation/depreciation on:
Investments	81,676,936
Translation of assets and liabilities denominated in foreign currencies	(11,660,354)
Futures contracts	(323,161)
Short positions	47,273,146
Swap contracts	(5,358,375)
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Loan Fund, LLC	1,106,915
Total net change in unrealized appreciation/depreciation	112,715,107
Net Decrease in Net Assets Resulting from Operations	$(7,309,389)

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Notes.

2. Net of expense waivers and/or reimbursements of $2,934.

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	25

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations
Net investment income (loss)	$408,270	$(12,769,829)
Net realized gain (loss)	(120,432,766)	130,987,400
Net change in unrealized appreciation/depreciation	112,715,107	(109,056,510)
Net increase (decrease) in net assets resulting from operations	(7,309,389)	9,161,061
Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	(82,912,376)	(23,607,860)
Class B	(5,953,214)	(1,850,873)
Class C	(17,407,886)	(5,094,508)
Class N	(3,412,728)	(919,492)
Class Y	(3,279,331)	(894,640)
	(112,965,535)	(32,367,373)
Tax return of capital distribution:
Class A	(414,116)	—
Class B	(29,734)	—
Class C	(86,946)	—
Class N	(17,045)	—
Class Y	(16,379)	—
	(564,220)	—
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(163,327,040)	(191,105,180)
Class B	(14,871,029)	(21,351,139)
Class C	(44,290,029)	(42,358,915)
Class N	(9,027,532)	(5,616,085)
Class Y	(33,711,943)	4,707,964
	(265,227,573)	(255,723,355)
Net Assets
Total decrease	(386,066,717)	(278,929,667)
Beginning of period	1,386,018,874	1,664,948,541
End of period (including accumulated net investment loss of $2,760,909 and $306,357, respectively)	$999,952,157	$1,386,018,874

See accompanying Notes to Financial Statements.

26	OPPENHEIMER FLEXIBLE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,			Year Ended October 29,	Year Ended October 31,
Class A	2012		2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$25.55		$26.01	$24.46	$23.15	$34.21
Income (loss) from investment operations:
Net investment income (loss)[2]	.04		(.17)	(.11)	(.03)	.26
Net realized and unrealized gain (loss)	(.10)		.22	1.66	2.19	(5.63)
Total from investment operations	(.06)		.05	1.55	2.16	(5.37)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—		—	—	—	(3.43)
Distributions from net realized gain	(2.13)		(.51)	—	(.79)	(2.26)
Tax return of capital distribution	(.01)		—	—	(.06)	—
Total dividends and/or distributions to shareholders	(2.14)		(.51)	—	(.85)	(5.69)
Net asset value, end of period	$23.35		$25.55	$26.01	$24.46	$23.15
Total Return, at Net Asset Value[3]	0.03%		0.14%	6.34%	9.94%	(18.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$774,007		$1,024,109	$1,229,920	$1,340,846	$1,052,971
Average net assets (in thousands)	$870,856		$1,165,257	$1,297,058	$1,206,192	$1,166,299
Ratios to average net assets:[4]
Net investment income (loss)	0.19%[5]		(0.65)%	(0.44)%	(0.13)%	0.93%
Total expenses	1.85%[5,6]		1.57%[7]	1.43%[7]	1.48%[7]	1.56%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%[5,8]		1.52%	1.38%	1.43%	1.52%
Portfolio turnover rate	212	% .	181%	58%	117%	135%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.90%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.62%
Year Ended October 29, 2010	1.48%
Year Ended October 31, 2009	1.53%
Year Ended October 31, 2008	1.60%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.83%

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	27

FINANCIAL HIGHLIGHTS    Continued

	Year Ended October 31,		Year Ended October 29,	Year Ended October 31,
Class B	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$23.63	$24.32	$23.07	$22.08	$32.82
Income (loss) from investment operations:
Net investment income (loss)[2]	(.15)	(.38)	(.31)	(.23)	.06
Net realized and unrealized gain (loss)	(.09)	.20	1.56	2.07	(5.39)
Total from investment operations	(.24)	(.18)	1.25	1.84	(5.33)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	(3.15)
Distributions from net realized gain	(2.13)	(.51)	—	(.79)	(2.26)
Tax return of capital distribution	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	(2.14)	(.51)	—	(.85)	(5.41)
Net asset value, end of period	$21.25	$23.63	$24.32	$23.07	$22.08
Total Return, at Net Asset Value[3]	(0.79)%	(0.81)%	5.42%	8.93%	(19.23)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,780	$68,426	$91,209	$107,366	$ 90,923
Average net assets (in thousands)	$56,004	$82,022	$98,421	$97,044	$113,810
Ratios to average net assets:[4]
Net investment income (loss)	(0.70)%[5]	(1.55)%	(1.34)%	(1.04)%	0.21%
Total expenses	2.85%[5,6]	2.57%[7]	2.43%[7]	2.49%[7]	2.31%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.67%[5,8]	2.43%	2.29%	2.34%	2.27%
Portfolio turnover rate	212%	181%	58%	117%	135%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.90%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	2.62%
Year Ended October 29, 2010	2.48%
Year Ended October 31, 2009	2.54%
Year Ended October 31, 2008	2.35%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.72%

See accompanying Notes to Financial Statements.

28	OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Year Ended October 31,		Year Ended October 29,	Year Ended October 31,
Class C	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$23.62	$24.27	$22.99	$21.98	$32.73
Income (loss) from investment operations:
Net investment income (loss)[2]	(.12)	(.35)	(.28)	(.20)	.04
Net realized and unrealized gain (loss)	(.10)	.21	1.56	2.06	(5.35)
Total from investment operations	(.22)	(.14)	1.28	1.86	(5.31)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	(3.18)
Distributions from net realized gain	(2.13)	(.51)	—	(.79)	(2.26)
Tax return of capital distribution	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	(2.14)	(.51)	—	(.85)	(5.44)
Net asset value, end of period	$21.26	$23.62	$24.27	$22.99	$21.98
Total Return, at Net Asset Value[3]	(0.71)%	(0.64)%	5.57%	9.07%	(19.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$135,750	$199,765	$247,138	$253,051	$138,331
Average net assets (in thousands)	$160,258	$233,997	$259,581	$194,014	$139,228
Ratios to average net assets:[4]
Net investment income (loss)	(0.59)%[5]	(1.40)%	(1.20)%	(0.93)%	0.15%
Total expenses	2.62%[5,6]	2.32%[7]	2.18%[7]	2.24%[7]	2.32%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.55%[5,8]	2.27%	2.13%	2.19%	2.28%
Portfolio turnover rate	212%	181%	58%	117%	135%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.67%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	2.37%
Year Ended October 29, 2010	2.23%
Year Ended October 31, 2009	2.29%
Year Ended October 31, 2008	2.36%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.60%

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	29

FINANCIAL HIGHLIGHTS    Continued

	Year Ended October 31,		Year Ended October 29,	Year Ended October 31,
Class N	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$24.80	$25.34	$23.91	$22.72	$33.68
Income (loss) from investment operations:
Net investment income (loss)[2]	(.03)	(.24)	(.19)	(.12)	.17
Net realized and unrealized gain (loss)	(.10)	.21	1.62	2.16	(5.54)
Total from investment operations	(.13)	(.03)	1.43	2.04	(5.37)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	(3.33)
Distributions from net realized gain	(2.13)	(.51)	—	(.79)	(2.26)
Tax return of capital distribution	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	(2.14)	(.51)	—	(.85)	(5.59)
Net asset value, end of period	$22.53	$24.80	$25.34	$23.91	$22.72
Total Return, at Net Asset Value[3]	(0.27)%	(0.18)%	5.98%	9.58%	(18.89)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,181	$39,916	$46,237	$36,363	$17,858
Average net assets (in thousands)	$33,095	$45,004	$43,184	$25,939	$20,349
Ratios to average net assets:[4]
Net investment income (loss)	(0.14)%[5]	(0.95)%	(0.79)%	(0.52)%	0.62%
Total expenses	2.18%[5,6]	1.87%[7]	1.77%[7]	1.83%[7]	1.90%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.11%[5,8]	1.82%	1.71%	1.77%	1.84%
Portfolio turnover rate	212%	181%	58%	117%	135%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.23%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.92%
Year Ended October 29, 2010	1.82%
Year Ended October 31, 2009	1.88%
Year Ended October 31, 2008	1.94%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.16%

See accompanying Notes to Financial Statements.

30	OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Year Ended October 31,		Year Ended October 29,	Year Ended October 31,
Class Y	2012	2011	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$25.97	$26.35	$24.70	$23.30	$34.39
Income (loss) from investment operations:
Net investment income (loss)[2]	.10	(.09)	(.04)	.02	.30
Net realized and unrealized gain (loss)	(.09)	.22	1.69	2.23	(5.65)
Total from investment operations	.01	.13	1.65	2.25	(5.35)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	(3.48)
Distributions from net realized gain	(2.13)	(.51)	—	(.79)	(2.26)
Tax return of capital distribution	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	(2.14)	(.51)	—	(.85)	(5.74)
Net asset value, end of period	$23.84	$25.97	$26.35	$24.70	$23.30
Total Return, at Net Asset Value[3]	0.32%	0.45%	6.68%	10.27%	(18.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,234	$53,803	$50,445	$37,726	$18,693
Average net assets (in thousands)	$28,561	$58,196	$50,667	$32,544	$17,505
Ratios to average net assets:[4]
Net investment income (loss)	0.41%[5]	(0.34)%	(0.14)%	0.10%	1.08%
Total expenses	1.60%[5,6]	1.25%[7]	1.11%[7]	1.18%[7]	1.35%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.53%[5,8]	1.20%	1.06%	1.13%	1.31%
Portfolio turnover rate	212%	181%	58%	117%	135%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.65%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2011	1.30%
Year Ended October 29, 2010	1.16%
Year Ended October 31, 2009	1.23%
Year Ended October 31, 2008	1.39%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.58%

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	31

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Flexible Strategies Fund (the “Fund”) formerly Oppenheimer Quest Opportunity Value Fund, a series of Oppenheimer Quest For Value Funds, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek growth of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to

32	OPPENHEIMER FLEXIBLE STRATEGIES FUND

maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Statement of Investments. The aggregate market value of such cash and securities at period end is $278,314,903. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.

Investment in Oppenheimer Flexible Strategies Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Flexible Strategies Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	33

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended October 31, 2012, the Subsidiary has a deficit of $130,306 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder,

34	OPPENHEIMER FLEXIBLE STRATEGIES FUND

the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	35

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3,4,5]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$125,500,694	$52,363,808

1. As of October 31, 2012, the Fund elected to defer $8,702,155 of late year ordinary losses.

2. As of October 31, 2012, the Fund had $125,331,289 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$125,331,289

3. The Fund had $169,405 of straddle losses which were deferred.

4. During the fiscal year ended October 31, 2012, the Fund did not utilize any capital loss carryforward.

5. During the fiscal year ended October 31, 2011, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for October 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulate Net Realized Loss on Investments
$3,262,734	$2,862,822	$6,125,556

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31, 2012	Year Ended October 31, 2011
Distributions paid from:
Ordinary income	$41,616,510	$—
Long-term capital gain	71,349,025	32,367,373
Return of capital	564,220	—

Total	$113,529,755	$32,367,373

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

36	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Federal tax cost of securities	$943,687,896
Federal tax cost of other investments	(251,264,743)

Total federal tax cost	$692,423,153

Gross unrealized appreciation	$110,254,116
Gross unrealized depreciation	(57,890,308)

Net unrealized appreciation	$52,363,808

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Payments Made to Retired Trustees	$24,723
Accumulated Liability as of October 31, 2012	212,066

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	37

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

38	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	39

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

40	OPPENHEIMER FLEXIBLE STRATEGIES FUND

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$2,619,694	$—	$2,619,694
Common Stocks
Consumer Discretionary	51,635,408	—	—	51,635,408
Consumer Staples	57,669,237	—	—	57,669,237
Energy	71,070,142	—	—	71,070,142
Financials	72,705,987	9,157,500	—	81,863,487
Health Care	51,601,355	—	—	51,601,355
Industrials	40,286,460	—	—	40,286,460
Information Technology	63,855,819	—	—	63,855,819
Materials	39,302,413	—	—	39,302,413
Utilities	12,879,806	—	—	12,879,806

OPPENHEIMER FLEXIBLE STRATEGIES FUND	41

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Preferred Stocks	$—	$27,984,769	$—	$27,984,769
Asset-Backed Securities	—	66,449,482	—	66,449,482
Mortgage-Backed Obligations	—	20,942,293	—	20,942,293
Non-Convertible Corporate Bonds and Notes	—	19,008,750	—	19,008,750
Convertible Corporate Bonds and Notes	—	24,370,563	—	24,370,563
Event Linked Bond	—	3,000,000	—	3,000,000
Swaptions Purchased	—	3,712,221	—	3,712,221
Structured Securities	—	10,000,166	2,719,735	12,719,901
Investment Companies	250,527,944	107,349,866	—	357,877,810

Total Investments, at Value	711,534,571	294,595,304	2,719,735	1,008,849,610
Other Financial Instruments:
Appreciated swaps, at value	—	319,009	—	319,009
Depreciated swaps, at value	—	1,278,401	—	1,278,401
Foreign currency exchange contracts	—	12,716	—	12,716
Futures margins	9,487	—	—	9,487

Total Assets	$711,544,058	$296,205,430	$2,719,735	$1,010,469,223

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(171,469,406)	$—	$—	$(171,469,406)
Investment Company Securities Sold Short	(51,676,859)	—	—	(51,676,859)
Depreciated swaps, at value	—	(860,957)	—	(860,957)
Foreign currency exchange contracts	—	(10,168)	—	(10,168)
Futures margins	(27,867)	—	—	(27,867)

Total Liabilities	$(223,174,132)	$(871,125)	$—	$(224,045,257)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

42	OPPENHEIMER FLEXIBLE STRATEGIES FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	2,130,074	$49,452,617	3,804,285	$101,386,842
Dividends and/or distributions reinvested	3,529,272	79,938,012	845,456	22,336,949
Redeemed	(12,602,561)	(292,717,669)	(11,843,997)	(314,828,971)

Net decrease	(6,943,215)	$(163,327,040)	(7,194,256)	$(191,105,180)

Class B
Sold	213,330	$4,529,647	417,497	$10,363,163
Dividends and/or distributions reinvested	281,995	5,857,047	72,919	1,795,279
Redeemed	(1,189,216)	(25,257,723)	(1,345,943)	(33,509,581)

Net decrease	(693,891)	$(14,871,029)	(855,527)	$(21,351,139)

Class C
Sold	621,539	$13,186,124	1,176,984	$29,154,350
Dividends and/or distributions reinvested	761,423	15,814,760	180,408	4,434,430
Redeemed	(3,455,280)	(73,290,913)	(3,084,225)	(75,947,695)

Net decrease	(2,072,318)	$(44,290,029)	(1,726,833)	$(42,358,915)

Class N
Sold	200,567	$4,531,243	443,375	$11,450,888
Dividends and/or distributions reinvested	147,407	3,231,159	33,046	849,630
Redeemed	(751,225)	(16,789,934)	(691,594)	(17,916,603)

Net decrease	(403,251)	$(9,027,532)	(215,173)	$(5,616,085)

Class Y
Sold	213,154	$4,992,881	1,297,635	$35,176,205
Dividends and/or distributions reinvested	119,803	2,763,856	21,473	575,046
Redeemed	(1,723,866)	(41,468,680)	(1,161,706)	(31,043,287)

Net increase (decrease)	(1,390,909)	$(33,711,943)	157,402	$4,707,964

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the year ended October 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$1,101,075,585	$1,198,356,701

OPPENHEIMER FLEXIBLE STRATEGIES FUND	43

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2012, the Fund paid $3,014,661 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets.

44	OPPENHEIMER FLEXIBLE STRATEGIES FUND

The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2012 were as follows:

Class C	$11,742,662
Class N	1,077,590

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
October 31, 2012	$171,023	$4,883	$124,655	$13,334	$449

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended October 31, 2012, the Manager waived $4,530.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in underlying funds managed by the Manager or its affiliates. During the year ended October 31, 2012, the Manager waived fees and/or reimbursed the Fund $758,948 for management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to January 1, 2012. Effective January 1, 2012, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

During the year ended October 31, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$63,245

OPPENHEIMER FLEXIBLE STRATEGIES FUND	45

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to

46	OPPENHEIMER FLEXIBLE STRATEGIES FUND

have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of October 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $5,322,347, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of

OPPENHEIMER FLEXIBLE STRATEGIES FUND	47

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

loss that the Fund would incur taking into account these master netting arrangements would be $4,448,674 as of October 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of October 31, 2012 the Fund has required certain counterparties to post collateral of $4,175,201.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of October 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $10,168 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of October 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties.

Valuations of derivative instruments as of October 31, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Depreciated swaps, at value	$1,278,401		Depreciated swaps, at value	$860,957
Equity contracts	Appreciated swaps, at value	319,009
Interest rate contracts	Futures margins	9,487	*	Futures margins	27,867	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	12,716		Unrealized depreciation on foreign currency exchange contracts	10,168
Interest rate contracts	Investments, at value	3,712,221	**

Total		$5,331,834			$898,992

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased swaptions.

48	OPPENHEIMER FLEXIBLE STRATEGIES FUND

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$—	$(2,367,520)	$(2,367,520)
Equity contracts	(1,999,193)	480,337	—	—	(3,567,773)	(5,086,629)
Foreign exchange contracts	—	—	—	(627,046)	—	(627,046)
Interest rate contracts	(2,011,940)	—	(1,449,684)	—	—	(3,461,624)
Volatility contracts	(869,068)	—	—	—	—	(869,068)

Total	$(4,880,201)	$480,337	$(1,449,684)	$(627,046)	$(5,935,293)	$(12,411,887)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$—	$—	$(5,677,384)	$(5,677,384)
Equity contracts	—	—	—	319,009	319,009
Foreign exchange contracts	—	—	2,548	—	2,548
Interest rate contracts	(4,533,875)	(323,161)	—	—	(4,857,036)

Total	$(4,533,875)	$(323,161)	$2,548	$(5,358,375)	$(10,212,863)

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign

OPPENHEIMER FLEXIBLE STRATEGIES FUND	49

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended October 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $414,203 and $22,086,063, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to

50	OPPENHEIMER FLEXIBLE STRATEGIES FUND

cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended October 31, 2012, the Fund had an ending monthly average market value of $5,383,029 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	51

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the year ended October 31, 2012, the Fund had an ending monthly average market value of $683,772 and $73,375 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended October 31, 2012, the Fund had an ending monthly average market value of $21,638 and $88,892 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the year ended October 31, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of October 31, 2011	—	$—	—	$—
Options written	1,900	355,247	1,050	443,816
Options closed or expired	(1,300)	(141,065)	(900)	(339,272)
Options exercised	(600)	(214,182)	(150)	(104,544)

Options outstanding as of October 31, 2012	—	$—	—	$—

As of October 31, 2012, the Fund had no outstanding written or purchased options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

52	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to

OPPENHEIMER FLEXIBLE STRATEGIES FUND	53

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.

For the year ended October 31, 2012, the Fund had ending monthly average notional amounts of $93,023,835 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the year ended October 31, 2012, the Fund had ending monthly average notional amounts of $9,470,956 on total return swaps which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

54	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

During the year ended October 31, 2012, the Fund had an ending monthly average market value of $4,124,910 on purchased swaptions.

7. Restricted Securities

As of October 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	55

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory

56	OPPENHEIMER FLEXIBLE STRATEGIES FUND

damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Flexible Strategies Fund, formerly Oppenheimer Quest Opportunity Value Fund (a series of Oppenheimer Quest for Value Funds), including the statement of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Flexible Strategies Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 17, 2012

58	OPPENHEIMER FLEXIBLE STRATEGIES FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

Capital gain distributions of $1.35328 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 8, 2011. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the fiscal year ended October 31, 2012 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2012 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	59

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

60	OPPENHEIMER FLEXIBLE STRATEGIES FUND

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michelle Borré, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load flexible portfolio funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load flexible portfolio funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees and total expenses were higher than its expense group median and its expense group average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the

OPPENHEIMER FLEXIBLE STRATEGIES FUND	61

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Continued

Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

62	OPPENHEIMER FLEXIBLE STRATEGIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	63

TRUSTEES AND OFFICERS BIOS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

64	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Matthew P. Fink, Trustee (since 2009) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2009) Age: 74	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 49 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	65

TRUSTEES AND OFFICERS BIOS    Continued

Mary Ann Tynan, Trustee (since 2009) Age: 67	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 49 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

66	OPPENHEIMER FLEXIBLE STRATEGIES FUND

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 79 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Mss. Borré and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michelle Borré, Vice President (since 2011) Age: 45	Vice President of the Manager (since April 2003) and a Senior Research Analyst of the Manager (February 2003-April 2009). Prior to joining the Manager, Managing Director and Partner at J&W Seligman (July 1996-January 2003); Adjunct Assistant Professor of Finance and Economics at Columbia Business School (2003-2005); served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School (2004- 2005). A portfolio manager and an officer of 2 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice

OPPENHEIMER FLEXIBLE STRATEGIES FUND	67

TRUSTEES AND OFFICERS BIOS    Continued

Arthur S. Gabinet, Continued	President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 79 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 79 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 79 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 79 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER FLEXIBLE STRATEGIES FUND

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	69

Financial Statements for Oppenheimer Flexible Strategies Fund (Cayman) Ltd. (the “Subsidiary”) for the Period Ended October 31, 2012
71	Statement of Assets and Liabilities

72	Statement of Operations

73	Statement of Changes in Net Assets

74	Notes to Financial Statements

85	Report of Independent Registered Public Accounting Firm

70	OPPENHEIMER FLEXIBLE STRATEGIES FUND

OPPENHEIMER FLEXIBLE STRATEGIES FUND (CAYMAN) LTD.

STATEMENT OF ASSETS AND LIABILITIES    October 31, 2012

Assets
Cash	$2,637,301
Liabilities
Payables and other liabilities:
Auditing and other professional fees	17,596
Other	11
Total liabilities	17,607
Net Assets	$2,619,694
Composition of Net Assets
Par value of shares of beneficial interest	$75
Additional paid-in capital	2,749,925
Accumulated net investment loss	(22,232)
Accumulated net realized loss on investments	(108,074)
Net Assets—applicable to 7,500 shares of beneficial interest outstanding	$2,619,694
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$349.29

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	71

OPPENHEIMER FLEXIBLE STRATEGIES FUND (CAYMAN) LTD.

STATEMENT OF OPERATIONS    For the Period Ended October 31, 20121

Expenses
Management fees	$4,624
Auditing and other professional fees	17,596
Other	12
Total expenses	22,232
Net Investment Loss	(22,232)
Realized and Unrealized Loss
Net realized loss from closing and expiration of futures contracts	(108,074)
Net Decrease in Net Assets Resulting from Operations	$(130,306)

1. For the period from August 2, 2012 (commencement of operations) to October 31, 2012.

See accompanying Notes to Financial Statements.

72	OPPENHEIMER FLEXIBLE STRATEGIES FUND

OPPENHEIMER FLEXIBLE STRATEGIES FUND (CAYMAN) LTD.

STATEMENT OF CHANGES IN NET ASSETS

Period Ended October 31, 2012[1]
Operations
Net investment loss	$(22,232)
Net realized loss	(108,074)
Net decrease in net assets resulting from operations	(130,306)
Capital Transactions
Net increase in net assets resulting from capital transactions	2,750,000
Net Assets
Total increase	2,619,694
Beginning of period	—
End of period (including accumulated net investment loss of $22,232 for the period ended October 31, 2012)	$2,619,694

1. For the period from August 2, 2012 (commencement of operations) to October 31, 2012.

See accompanying Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Flexible Strategies Fund (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Fund may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of October 31, 2012, 100% of the Fund was owned by Oppenheimer Flexible Strategies Fund (“OFSF”). The Manager is also the investment adviser of OFSF. The Fund commenced operations on August 2, 2012.

The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of October 31, 2012, the directors have not designated classes or series of outstanding participating shares. During the year ended October 31, 2012, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.

The following is a summary of significant accounting policies consistently followed by the Fund.

Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder

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redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

While the Fund held securities during the period and did apply these procedures to value those investments, it did not hold any securities at period end. Therefore, the financial statements also do not include a Statement of Investments.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

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NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

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A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

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NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Capital Transactions

The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 7,500 participating shares for $750,000 on August 1, 2012 in conjunction with OFSF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.

Capital transactions were as follows:

Period Ended October 31, 2012[1]
Amount
Contributions	$2,750,000
Withdrawals	—

Net increase	$2,750,000

1. For the period from August 2, 2012 (commencement of operations) to October 31, 2012.

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4. Expenses

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50

Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.425%
Next $500 million	0.400
Next $500 million	0.375
Next $500 million	0.350
Next $500 million	0.325
Next $500 million	0.300
Next $500 million	0.275
Over $4.0 billion	0.250

The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

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NOTES TO FINANCIAL STATEMENTS    Continued

5. Risk Exposures and the Use of Derivative Instruments Continued

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

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Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Commodity contracts	$(108,074)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

During the period ended October 31, 2012, the Fund had an ending monthly average market value of $727,458 on futures contracts purchased.

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NOTES TO FINANCIAL STATEMENTS    Continued

5. Risk Exposures and the Use of Derivative Instruments Continued

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

As of October 31, 2012, the Fund had no outstanding futures contracts.

6. Financial Highlights

The following represents the total return of the Fund for the period ended October 31, 2012. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

Period Ended October 31, 2012[1]	(4.52)%

The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods.

Period Ended October 31, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$100.00
Income (loss) from investment operations:
Net investment loss	(2.96)
Net realized and unrealized loss	(14.41)

Total from investment operations	(17.37)
Capital Transactions	266.66
Net asset value, end of period	$349.29

Total Return, at Net Asset Value	(4.52)%
Ratios to Average Net Assets:
Net investment loss	(4.03)%
Total expenses	4.03%
Expenses after payments, waivers and reimbursements	4.03%

1. For the period from August 2, 2012 (commencement of operations) through October 31, 2012.

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name

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as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

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NOTES TO FINANCIAL STATEMENTS    Continued

7. Pending Litigation Continued

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

8. Subsequent Events Evaluation

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 17, 2012, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Oppenheimer Flexible Strategies Fund (Cayman) Ltd.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Flexible Strategies Fund (Cayman) Ltd., as of October 31, 2012, and the related statements of operations and changes in net assets for the period from August 2, 2012 (commencement of operations) to October 31, 2012. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oppenheimer Flexible Strategies Fund (Cayman) Ltd. as of October 31, 2012, and the results of its operations and the changes in its net assets for the period from August 2, 2012 (commencement of operations) to October 31, 2012, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 17, 2012

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PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

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We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

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PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

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All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

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Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

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This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER FLEXIBLE STRATEGIES FUND	87

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0236.001.1012 December 21, 2012

10	31	2012

ANNUAL REPORT

Oppenheimer Small- & Mid- Cap Value Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/12

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Index	Russell 2500 Index	Russell 2500 Value Index
1-Year	4.26%	-1.74%	12.08%	13.00%	15.55%
5-Year	-4.26	-5.39	1.19	2.06	1.99
10-Year	8.81	8.17	9.58	10.39	10.14

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment.

2	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 4.26%, underperforming the Russell 2500 Value Index (the “Index”), which returned 15.55%. Positive contributions to return were led by investments in the financials, consumer discretionary, health care and utilities sectors. The Fund received negative contributions to return from the information technology, energy and telecommunication services sectors.

MARKET OVERVIEW

During the reporting period, global equity markets generally experienced gains despite sustained macroeconomic concerns. The period began during a period of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of domestic and international equity markets over the first three months of 2012.

The rebound across equities gained momentum after the European Central Bank (the ECB) implemented dual Long-Term Refinancing Operations to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter of 2012 was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	3

sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures, restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. In addition, uncertainty around the 2012 November elections and the potential removal of a significant amount of government stimulus in the beginning of 2013, resulted in companies stalling spending and hiring, contributing to the economic slowdown. The reduction in growth outside of the U.S. also negatively impacted exports, which was exacerbated by a strengthening dollar.

The markets generally rallied over the closing months of the period, as increased stimulus measures taken by the ECB and the U.S. Federal Reserve (the “Fed”) helped boost global equity markets during the third quarter. The ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) will be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs. In the U.S., the Fed introduced a third round of quantitative easing (QE3), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. Equities in the U.S. were also bolstered by the continued improvement of the housing market. While the markets produced positive returns during the reporting period, a number of concerns throughout the globe remained, including slowing growth in China, continued European debt concerns and worries over the so-called fiscal cliff in the U.S. as politicians began discussions over expiring tax cuts and revenue shortfalls.

FUND PEFORMANCE

During the period, the top performing holding of the Fund was financials stock M&T Bank Corp. Financial stocks were generally helped by a more favorable view of bank stocks due to the Fed’s roll-out of QE3 and easing of concerns about the uncertain future of the Euro and potential fracturing of the Eurozone. More specifically, M&T Bank is a regional bank that appreciated as the company announced a highly accretive deal, acquiring Hudson City Bancorp, expanding the company’s network of branches from Connecticut to Virginia. The acquisition included the 135 branch offices of Hudson City in New Jersey, downstate New York and Fairfield County, Connecticut. M&T Bank also continued to successfully integrate its recent acquisition of Wilmington Trust.

4	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Also benefiting performance this period were consumer discretionary holdings Newell Rubbermaid, Inc. and Mohawk Industries, Inc., health care stock DaVita HealthCare Partners, Inc. and industrials stock Tyco International Ltd. Newell Rubbermaid manufactures and markets branded consumer products. The market reacted favorably to the newly appointed President and CEO Michael Polk and the steps the company has taken to improve its operations and profitability. Mohawk Industries, a flooring manufacturer, benefited from signs of improvement in the housing market. DaVita is a provider of dialysis to patients suffering from chronic kidney failure that benefited from the increased demand for dialysis services. The company merged with HealthCare Partners during the period, and we exited our position. Tyco International is a large, diversified industrial company that manufactures products and provides services for electronic fire and security protection. The company has performed positively since management announced plans to split it into three publicly traded segments. Tyco completed the separation process towards the end of the reporting period.

The most significant detractor from performance during the period was information technology stock Electronic Arts, Inc. Electronic Arts is among the largest U.S. video game publishers. The market reacted negatively to the departure of its CFO and concerns about its video game “Star Wars: The Old Republic.” Also detracting from performance were industrials stock Navistar International Corp., energy stock Bill Barrett Corp. and telecommunication services company NII Holdings, Inc. Navistar is a manufacturer of commercial and military trucks that has lost share in the Heavy Duty Class 8 truck market as the company struggled to develop an engine that meets new emissions rules. Bill Barrett operates as an oil and gas company that engages in the exploration, development and production of natural gas and crude oil. Low prices for natural gas sent the stock lower. NII Holdings is a mobile communications company in Latin America. Shares suffered a sell-off when the company missed earnings targets. We exited our positions in Navistar, Bill Barrett and NII Holdings by period end.

STRATEGY & OUTLOOK

At period end, we continue to have a tempered view of the global economy as the world continues to delever, with the risk of a European financial crisis or hard landing in China undermining companies’ willingness to invest. We believe that the U.S. currently has better investment prospects than the world’s other developed markets, though we do not believe the U.S. would be immune to a broader crisis in Europe. Overall, we expect another year of continued higher volatility as the world continues to struggle with deleveraging, but we believe the U.S. market may be a relative winner in this process.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	5

Against this backdrop, we remain focused on seeking to deliver excess returns by utilizing in-depth fundamental research to uncover companies that we believe are undervalued relative to their long-term earnings power. This long-term perspective and focus on company fundamentals can help us locate value opportunities in all market conditions.

John Damian Portfolio Manager

6	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Newell Rubbermaid, Inc.	2.9%
Take-Two Interactive Software, Inc.	2.7
Humana, Inc.	2.6
Electronic Arts, Inc.	2.6
M&T Bank Corp.	2.5
Reinsurance Group of America, Inc., Cl. A	2.2
Mosaic Co. (The)	2.2
Quanta Services, Inc.	2.2
Mylan, Inc.	2.1
AGCO Corp.	2.1

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Commercial Banks	10.0%
Insurance	7.1
Software	5.3
Health Care Providers & Services	5.3
Electric Utilities	5.0
Oil, Gas & Consumable Fuels	4.8
Machinery	4.3
Chemicals	4.1
Household Durables	4.1
Capital Markets	3.9

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on the total market value of common stocks.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE

	Inception Date	1-Year	5-Year	10-Year
Class A (QVSCX)	1/3/89	4.26%	–4.26%	8.81%
Class B (QSCBX)	9/1/93	3.44%	–5.02%	8.29%
Class C (QSCCX)	9/1/93	3.43%	–4.99%	7.97%
Class I (QSCIX)	2/28/12	–3.07%*	N/A	N/A
Class N (QSCNX)	3/1/01	3.97%	–4.52%	8.47%
Class Y (QSCYX)	10/24/05	4.62%	–3.92%	2.39%*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE
	Inception Date	1-Year	5-Year	10-Year
Class A (QVSCX)	1/3/89	–1.74%	–5.39%	8.17%
Class B (QSCBX)	9/1/93	–1.56%	–5.37%	8.29%
Class C (QSCCX)	9/1/93	2.43%	–4.99%	7.97%
Class I (QSCIX)	2/28/12	–3.07%*	N/A	N/A
Class N (QSCNX)	3/1/01	2.97%	–4.52%	8.47%
Class Y (QSCYX)	10/24/05	4.62%	–3.92%	2.39%*

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods less than one year are cumulative and not annualized.

The Fund’s performance is compared to that of the Russell 2000 Index, the Russell 2500 Index and the Russell 2500 Value Index. The Russell 2000 Index is an unmanaged index of small-capitalization stocks. The Russell 2500 Index is a broad-based index featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Russell 2500 Value Index is a broad-based measure of small- and mid-cap value stocks. The indices are unmanaged and cannot be

8	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Actual	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During 6 Months Ended October 31, 2012
Class A	$1,000.00	$992.10	$6.48
Class B	1,000.00	988.40	10.20
Class C	1,000.00	988.10	10.45
Class I	1,000.00	983.60	3.70
Class N	1,000.00	990.80	7.74
Class Y	1,000.00	993.50	4.67

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.65	6.57
Class B	1,000.00	1,014.93	10.33
Class C	1,000.00	1,014.68	10.59
Class I	1,000.00	1,021.42	3.77
Class N	1,000.00	1,017.39	7.84
Class Y	1,000.00	1,020.46	4.73

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2012 are as follows:

Class	Expense Ratios
Class A	1.29%
Class B	2.03
Class C	2.08
Class I	0.74
Class N	1.54
Class Y	0.93

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	11

STATEMENT OF INVESTMENTS    October 31, 2012

	Shares	Value
Common Stocks—93.0%
Consumer Discretionary—10.9%
Auto Components—1.8%
Lear Corp.	600,000	$25,560,000
Hotels, Restaurants & Leisure—0.6%
Pinnacle Entertainment, Inc.[1]	700,000	8,932,000
Household Durables—4.1%
Mohawk Industries, Inc.[1]	200,000	16,694,000
Newell Rubbermaid, Inc.	2,000,000	41,280,000

		57,974,000
Leisure Equipment & Products—1.8%
Hasbro, Inc.	300,000	10,797,000
Mattel, Inc.	400,000	14,712,000

		25,509,000
Specialty Retail—1.8%
Aeropostale, Inc.[1]	600,000	7,170,000
Bed Bath & Beyond, Inc.[1]	200,000	11,536,000
Express, Inc.[1]	600,000	6,678,000

		25,384,000
Textiles, Apparel & Luxury Goods—0.8%
PVH Corp.	100,000	10,999,000
Consumer Staples—3.2%
Food & Staples Retailing—0.4%
Kroger Co. (The)	200,000	5,044,000
Food Products—1.8%
ConAgra Foods, Inc.	300,000	8,352,000
J.M. Smucker Co. (The)	200,000	17,128,000

		25,480,000
Household Products—1.0%
Energizer Holdings, Inc.	200,000	14,594,000
Energy—7.9%
Energy Equipment & Services—3.1%
Ensco plc, Cl. A, Sponsored ADR	330,000	19,080,600
Nabors Industries Ltd.[1]	850,000	11,466,500
Tidewater, Inc.	300,000	14,253,000

		44,800,100
Oil, Gas & Consumable Fuels—4.8%
Cimarex Energy Co.	225,000	12,865,500
EQT Corp.	300,000	18,189,000
HollyFrontier Corp.	100,000	3,863,000
Laredo Petroleum Holdings, Inc.[1]	700,000	14,203,000
Whiting Petroleum Corp.[1]	425,000	17,858,500

		66,979,000

	Shares	Value
Financials—24.9%
Capital Markets—3.9%
Affiliated Managers Group, Inc.[1]	150,000	$18,975,000
Northern Trust Corp.	300,000	14,334,000
Raymond James Financial, Inc.	600,000	22,884,000

		56,193,000
Commercial Banks—10.0%
Fifth Third Bancorp	800,000	11,624,000
M&T Bank Corp.	340,000	35,394,000
Prosperity Bancshares, Inc.	400,000	16,744,000
Signature Bank[1]	400,000	28,496,000
SunTrust Banks, Inc.	800,000	21,760,000
Zions Bancorp.	1,300,000	27,911,000

		141,929,000
Diversified Financial Services—1.4%
Moody’s Corp.	400,000	19,264,000
Insurance—7.1%
ACE Ltd.	300,000	23,595,000
Brown & Brown, Inc.	900,000	22,995,000
Everest Re Group Ltd.	200,000	22,210,000
Reinsurance Group of America, Inc., Cl. A	600,000	31,752,000

		100,552,000
Real Estate Investment Trusts (REITs)—2.0%
BioMed Realty Trust, Inc.	700,000	13,384,000
Rayonier, Inc.	300,000	14,703,000

		28,087,000
Real Estate Management & Development—0.5%
Jones Lang LaSalle, Inc.	100,000	7,774,000
Health Care—7.4%
Health Care Providers & Services—5.3%
Aetna, Inc.	500,000	21,850,000
Humana, Inc.	500,000	37,135,000
Universal Health Services, Inc., Cl. B	400,000	16,556,000

		75,541,000
Pharmaceuticals—2.1%
Mylan, Inc.[1]	1,200,000	30,408,000
Industrials—11.3%
Commercial Services & Supplies—0.9%
Tyco International Ltd.	500,000	13,435,000
Construction & Engineering—2.2%
Quanta Services, Inc.[1]	1,200,000	31,116,000

12	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

	Shares	Value
Electrical Equipment—1.2%
Hubbell, Inc., Cl. B	200,000	$16,744,000
Machinery—4.3%
AGCO Corp.[1]	650,000	29,581,500
Pentair Ltd.	100,000	4,224,000
SPX Corp.	400,000	27,436,000

		61,241,500
Trading Companies & Distributors—2.7%
AerCap Holdings NV1	1,000,000	12,460,000
WESCO International, Inc.[1]	400,000	25,952,000

		38,412,000
Information Technology—11.1%
Communications Equipment—3.1%
Ciena Corp.[1]	1,500,000	18,615,000
Juniper Networks, Inc.[1]	1,500,000	24,855,000

		43,470,000
Semiconductors & Semiconductor Equipment—2.7%
Analog Devices, Inc.	300,000	11,733,000
Skyworks Solutions, Inc.[1]	600,000	14,040,000
Xilinx, Inc.	400,000	13,104,000

		38,877,000
Software—5.3%
Electronic Arts, Inc.[1]	3,000,000	37,050,000
Take-Two Interactive Software, Inc.[1]	3,500,000	39,025,000

		76,075,000
Materials—6.2%
Chemicals—4.1%
Airgas, Inc.	300,000	26,691,000
Mosaic Co. (The)	600,000	31,404,000

		58,095,000

	Shares	Value
Containers & Packaging—2.1%
Rock-Tenn Co., Cl. A	400,000	$29,276,000
Utilities—10.1%
Electric Utilities—5.0%
Cleco Corp.	400,000	17,260,000
NV Energy, Inc.	1,500,000	28,515,000
Pepco Holdings, Inc.	1,300,000	25,831,000

		71,606,000
Gas Utilities—2.0%
AGL Resources, Inc.	700,000	28,581,000
Multi-Utilities—3.1%
CMS Energy Corp.	1,200,000	29,184,000
SCANA Corp.	300,000	14,724,000

		43,908,000

Total Common Stocks (Cost $1,132,626,573)		1,321,839,600
Investment Company—7.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2,3] (Cost $104,395,565)	104,395,565	104,395,565
Total Investments, at Value (Cost $1,237,022,138)	100.3%	1,426,235,165
Liabilities in Excess of Other Assets	(0.3)	(4,733,079)

Net Assets	100.0%	$1,421,502,086

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2011	Gross Additions	Gross Reductions	Shares October 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	152,351,538	634,227,335	682,183,308	104,395,565

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$104,395,565	$154,908

3. Rate shown is the 7-day yield as of October 31, 2012.

See accompanying Notes to Financial Statements.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	13

STATEMENT OF ASSETS AND LIABILITIES     October 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,132,626,573)	$1,321,839,600
Affiliated companies (cost $104,395,565)	104,395,565
1,426,235,165
Receivables and other assets:
Investments sold	5,348,488
Dividends	733,477
Other	162,958
Total assets	1,432,480,088
Liabilities
Bank overdraft	286,323
Payables and other liabilities:
Shares of beneficial interest redeemed	9,176,954
Trustees’ compensation	593,623
Transfer and shareholder servicing agent fees	449,787
Distribution and service plan fees	291,469
Shareholder communications	146,721
Other	33,125
Total liabilities	10,978,002
Net Assets	$1,421,502,086
Composition of Net Assets
Par value of shares of beneficial interest	$471,623
Additional paid-in capital	1,976,974,006
Accumulated net investment income	479,169
Accumulated net realized loss on investments	(745,635,739)
Net unrealized appreciation on investments	189,213,027
Net Assets	$1,421,502,086

14	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $938,427,386 and 29,955,154 shares of beneficial interest outstanding)	$31.33
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$33.24
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $53,204,108 and 2,009,547 shares of beneficial interest outstanding)	$26.48
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $234,236,873 and 8,833,777 shares of beneficial interest outstanding)	$26.52
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,691 and 304 shares of beneficial interest outstanding)	$31.88
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $132,364,958 and 4,399,031 shares of beneficial interest outstanding)	$30.09
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $63,259,070 and 1,964,488 shares of beneficial interest outstanding)	$32.20

See accompanying Notes to Financial Statements.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	15

STATEMENT OF OPERATIONS    For the Year Ended October 31, 2012

Investment Income
Dividends:
Unaffiliated companies	$24,878,571
Affiliated companies	154,908
Interest	1,216
Other income	35,765
Total investment income	25,070,460
Expenses
Management fees	11,404,936
Distribution and service plan fees:
Class A	2,696,719
Class B	669,801
Class C	2,583,358
Class N	767,862
Transfer and shareholder servicing agent fees:
Class A	3,814,731
Class B	423,992
Class C	946,896
Class I	88
Class N	591,717
Class Y	177,784
Shareholder communications:
Class A	171,227
Class B	28,275
Class C	39,505
Class I	1
Class N	13,903
Class Y	6,878
Trustees’ compensation	30,988
Custodian fees and expenses	8,450
Administration service fees	1,500
Other	201,060
Total expenses	24,579,671
Less waivers and reimbursements of expenses	(801,737)
Net expenses	23,777,934
Net Investment Income	1,292,526
Realized and Unrealized Gain
Net realized gain on investments	53,976,240
Net change in unrealized appreciation/depreciation on investments	6,020,747
Net Increase in Net Assets Resulting from Operations	$61,289,513

See accompanying Notes to Financial Statements.

16	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations
Net investment income (loss)	$1,292,526	$(1,408,123)
Net realized gain	53,976,240	339,395,596
Net change in unrealized appreciation/depreciation	6,020,747	(260,818,079)
Net increase in net assets resulting from operations	61,289,513	77,169,394
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(354,580,327)	(376,168,519)
Class B	(34,028,957)	(43,495,600)
Class C	(59,696,552)	(56,497,898)
Class I	(87,368)	—
Class N	(48,894,989)	(55,964,532)
Class Y	(39,622,636)	(4,737,986)
	(536,910,829)	(536,864,535)
Net Assets
Total decrease	(475,621,316)	(459,695,141)
Beginning of period	1,897,123,402	2,356,818,543
End of period (including accumulated net investment income (loss) of $479,169 and $(633,357), respectively)	$1,421,502,086	$1,897,123,402

See accompanying Notes to Financial Statements.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	17

FINANCIAL HIGHLIGHTS

	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class A	2012	2011	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$30.05	$29.44	$24.35	$19.90	$42.78
Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	0.03	(0.03)	0.03	0.02
Net realized and unrealized gain (loss)	1.21	0.58	5.12	4.43	(19.19)
Total from investment operations	1.28	0.61	5.09	4.46	(19.17)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00	0.00	0.00	0.00	(3.71)
Tax return of capital distribution	0.00	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	0.00	0.00	0.00	(0.01)	(3.71)
Net asset value, end of period	$31.33	$30.05	$29.44	$24.35	$19.90
Total Return, at Net Asset Value[3]	4.26%	2.07%	20.90%	22.43%	(48.93)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$938,427	$1,250,055	$1,573,085	$1,604,830	$1,476,752
Average net assets (in thousands)	$1,099,549	$1,527,052	$1,642,391	$1,421,837	$2,688,839
Ratios to average net assets:[4]
Net investment income (loss)	0.24%	0.11%	(0.13)%	0.13%	0.06%
Total expenses[5]	1.31%	1.26%	1.29%	1.46%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.25%	1.28%	1.32%	1.16%
Portfolio turnover rate	54%	89%	71%	99%	94%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.31%
Year Ended October 31, 2011	1.27%
Year Ended October 29, 2010	1.29%
Year Ended October 31, 2009	1.47%
Year Ended October 31, 2008	1.16%

See accompanying Notes to Financial Statements.

18	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class B	2012	2011	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$25.60	$25.29	$21.08	$17.37	$38.10
Income (loss) from investment operations:
Net investment loss[2]	(0.15)	(0.20)	(0.22)	(0.12)	(0.22)
Net realized and unrealized gain (loss)	1.03	0.51	4.43	3.84	(16.80)
Total from investment operations	0.88	0.31	4.21	3.72	(17.02)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00	0.00	0.00	0.00	(3.71)
Tax return of capital distribution	0.00	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	0.00	0.00	0.00	(0.01)	(3.71)
Net asset value, end of period	$26.48	$25.60	$25.29	$21.08	$17.37
Total Return, at Net Asset Value[3]	3.44%	1.23%	19.97%	21.44%	(49.34)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,204	$85,100	$123,847	$135,576	$132,365
Average net assets (in thousands)	$67,022	$113,687	$131,255	$123,578	$256,533
Ratios to average net assets:[4]
Net investment loss	(0.57)%	(0.71)%	(0.91)%	(0.67)%	(0.75)%
Total expenses[5]	2.37%	2.30%	2.31%	2.49%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.09%	2.08%	2.07%	2.13%	1.96%
Portfolio turnover rate	54%	89%	71%	99%	94%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.37%
Year Ended October 31, 2011	2.31%
Year Ended October 29, 2010	2.31%
Year Ended October 31, 2009	2.50%
Year Ended October 31, 2008	1.96%

See accompanying Notes to Financial Statements.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	19

FINANCIAL HIGHLIGHTS    Continued

	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class C	2012	2011	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$25.64	$25.32	$21.10	$17.38	$38.10
Income (loss) from investment operations:
Net investment loss[2]	(0.14)	(0.18)	(0.21)	(0.11)	(0.20)
Net realized and unrealized gain (loss)	1.02	0.50	4.43	3.84	(16.81)
Total from investment operations	0.88	0.32	4.22	3.73	(17.01)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00	0.00	0.00	0.00	(3.71)
Tax return of capital distribution	0.00	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	0.00	0.00	0.00	(0.01)	(3.71)
Net asset value, end of period	$26.52	$25.64	$25.32	$21.10	$17.38
Total Return, at Net Asset Value[3]	3.43%	1.26%	20.00%	21.48%	(49.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$234,237	$285,735	$334,710	$322,950	$318,189
Average net assets (in thousands)	$258,974	$336,244	$336,938	$291,243	$598,093
Ratios to average net assets:[4]
Net investment loss	(0.56)%	(0.67)%	(0.89)%	(0.62)%	(0.70)%
Total expenses[5]	2.08%	2.03%	2.07%	2.24%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.06%	2.02%	2.04%	2.08%	1.91%
Portfolio turnover rate	54%	89%	71%	99%	94%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	2.08%
Year Ended October 31, 2011	2.04%
Year Ended October 29, 2010	2.07%
Year Ended October 31, 2009	2.25%
Year Ended October 31, 2008	1.91%

See accompanying Notes to Financial Statements.

20	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Period Ended October 31,
Class I	2012[1]
Per Share Operating Data
Net asset value, beginning of period	$32.90
Income (loss) from investment operations:
Net investment income[2]	0.21
Net realized and unrealized loss	(1.23)

Total from investment operations	(1.02)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00
Tax return of capital distribution	0.00

Total dividends and/or distributions to shareholders	0.00
Net asset value, end of period	$31.88

Total Return, at Net Asset Value[3]	(3.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$422
Ratios to average net assets:[4]
Net investment income	0.99%
Total expenses[5]	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%
Portfolio turnover rate	54%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended October 31, 2012	0.74%

See accompanying Notes to Financial Statements.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	21

FINANCIAL HIGHLIGHTS    Continued

	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class N	2012	2011	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$28.94	$28.44	$23.58	$19.31	$41.75
Income (loss) from investment operations:
Net investment loss[2]	(0.02)	(0.05)	(0.10)	(0.02)	(0.09)
Net realized and unrealized gain (loss)	1.17	0.55	4.96	4.30	(18.64)
Total from investment operations	1.15	0.50	4.86	4.28	(18.73)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00	0.00	0.00	0.00	(3.71)
Tax return of capital distribution	0.00	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	0.00	0.00	0.00	(0.01)	(3.71)
Net asset value, end of period	$30.09	$28.94	$28.44	$23.58	$19.31
Total Return, at Net Asset Value[3]	3.97%	1.76%	20.61%	22.19%	(49 .10)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$132,365	$176,002	$224,132	$218,401	$187,639
Average net assets (in thousands)	$154,101	$213,872	$227,923	$192,372	$320,483
Ratios to average net assets:[4]
Net investment loss	(0.05)%	(0.17)%	(0.38)%	(0.09)%	(0.29)%
Total expenses[5]	1.59%	1.54%	1.62%	1.86%	1.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.53%	1.52%	1.54%	1.50%
Portfolio turnover rate	54%	89%	71%	99%	94%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	1.59%
Year Ended October 31, 2011	1.55%
Year Ended October 29, 2010	1.62%
Year Ended October 31, 2009	1.87%
Year Ended October 31, 2008	1.56%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class Y	2012	2011	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$30.78	$30.08	$24.79	$20.18	$43.17
Income (loss) from investment operations:
Net investment income[2]	0.19	0.12	0.06	0.12	0.14
Net realized and unrealized gain (loss)	1.23	0.58	5.23	4.50	(19.42)
Total from investment operations	1.42	0.70	5.29	4.62	19.28
Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00	0.00	0.00	0.00	(3.71)
Tax return of capital distribution	0.00	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	0.00	0.00	0.00	(0.01)	(3.71)
Net asset value, end of period	$32.20	$30.78	$30.08	$24.79	$20.18
Total Return, at Net Asset Value[3]	4.62%	2.33%	21.34%	22.91%	(48.73)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,259	$100,231	$101,045	$76,153	$72,540
Average net assets (in thousands)	$85,178	$102,025	$120,886	$76,732	$93,084
Ratios to average net assets:[4]
Net investment income	0.60%	0.35%	0.21%	0.57%	0.43%
Total expenses[5]	0.92%	1.00%	0.91%	0.93%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.99%	0.90%	0.92%	0.76%
Portfolio turnover rate	54%	89%	71%	99%	94%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2012	0.92%
Year Ended October 31, 2011	1.01%
Year Ended October 29, 2010	0.91%
Year Ended October 31, 2009	0.94%
Year Ended October 31, 2008	0.76%

See accompanying Notes to Financial Statements.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	23

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Small- & Mid- Cap Value Fund (the “Fund”), a series of Oppenheimer Quest For Value Funds, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered on February 28, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

24	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$1,070,819	$—	$718,684,958	$162,262,245

1. As of October 31, 2012, the Fund had $718,684,958 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$718,684,958

2. During the fiscal year ended October 31, 2012, the Fund utilized $47,355,679 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended October 31, 2011, the Fund utilized $324,398,555 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for October 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	25

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$180,000	$180,000

No distributions were paid during the years ended October 31, 2012 and October 31, 2011.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,263,972,920

Gross unrealized appreciation	$211,316,285
Gross unrealized depreciation	(49,054,040)

Net unrealized appreciation	$162,262,245

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	53,755
Accumulated Liability as of October 31, 2012	461,094

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

26	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	27

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below: Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

28	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	29

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2—Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$154,358,000	$—	$—	$154,358,000
Consumer Staples	45,118,000	—	—	45,118,000
Energy	111,779,100	—	—	111,779,100
Financials	353,799,000	—	—	353,799,000
Health Care	105,949,000	—	—	105,949,000
Industrials	160,948,500	—	—	160,948,500
Information Technology	158,422,000	—	—	158,422,000
Materials	87,371,000	—	—	87,371,000
Utilities	144,095,000	—	—	144,095,000
Investment Company	104,395,565	—	—	104,395,565

Total Assets	$1,426,235,165	$—	$—	$1,426,235,165

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

30	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2012[1]		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	3,843,493	$116,896,841	8,259,826	$265,428,352
Redeemed	(15,488,600)	(471,477,168)	(20,089,378)	(641,596,871)

Net decrease	(11,645,107)	$(354,580,327)	(11,829,552)	$(376,168,519)

Class B
Sold	191,704	$4,968,839	480,437	$13,228,436
Redeemed	(1,506,123)	(38,997,796)	(2,053,000)	(56,724,036)

Net decrease	(1,314,419)	$(34,028,957)	(1,572,563)	$(43,495,600)

Class C
Sold	1,083,515	$28,086,658	1,609,596	$44,219,293
Redeemed	(3,394,457)	(87,783,210)	(3,686,519)	(100,717,191)

Net decrease	(2,310,942)	$(59,696,552)	(2,076,923)	$(56,497,898)

Class I
Sold	54,699	$1,668,516	—	$—
Redeemed	(54,395)	(1,755,884)	—	—

Net increase (decrease)	304	$(87,368)	—	$—

Class N
Sold	949,348	$27,694,166	1,564,348	$48,313,982
Redeemed	(2,630,950)	(76,589,155)	(3,364,859)	(104,278,514)

Net decrease	(1,681,602)	$(48,894,989)	(1,800,511)	$(55,964,532)

Class Y
Sold	708,620	$22,223,879	1,560,931	$50,851,197
Redeemed	(2,000,389)	(61,846,515)	(1,663,636)	(55,589,183)

Net decrease	(1,291,769)	$(39,622,636)	(102,705)	$(4,737,986)

1. For the year ended October 31, 2012 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from February 28, 2012 (inception of offering) to October 31, 2012 for Class I shares.

4. Purchases and sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$862,945,309	$1,378,161,460

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	31

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $400 million	0.80%
Next $400 million	0.75
Next $1.2 billion	0.60
Next $4.0 billion	0.58
Over $6.0 billion	0.56

Administrative Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2012, the Fund paid $5,378,419 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of

32	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2012 were as follows:

Class C	$9,106,180
Class N	4,733,339

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
October 31, 2012	$220,317	$2,204	$127,722	$12,152	$482

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2012, the Manager waived fees and/or reimbursed the Fund $76,451 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to January 1, 2012. Effective January 1, 2012, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

During the year ended October 31, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$459,042
Class B	186,222
Class C	27,657
Class N	52,365

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	33

NOTES TO FINANCIAL STATEMENTS    Continued

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with

34	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Small- & Mid- Cap Value Fund (a series of Oppenheimer Quest for Value Funds), including the statement of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Small- & Mid- Cap Value Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 17, 2012

36	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $24,750,784 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2012, the maximum amount allowable but not less than $52 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	37

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of John Damian, the portfolio manager for the

38	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mid-cap value funds. The Board noted that the Fund’s three-year and ten-year performance was better than its peer group median although its one-year and five-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mid-cap value funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees were lower than its expense group median and its expense group average. The Fund’s total expenses were higher than its expense group median and its expense group average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	39

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited/Continued

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

40	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	41

TRUSTEES AND OFFICERS BIOS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non- profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993- 2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

42	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Matthew P. Fink, Trustee (since 2009) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2009) Age: 74	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 49 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	43

TRUSTEES AND OFFICERS BIOS    Unaudited / Continued

Mary Ann Tynan, Trustee (since 2009) Age: 67	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 49 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 49 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

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William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 79 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Damian, Gabinet, and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

John Damian, Vice President (since 2001) Age: 44	Senior Vice President and Director of Value Equity Investments (since February 2007); Vice President of the Manager (September 2001-February 2007). Senior Analyst/Director for Citigroup Asset Management (November 1999-September 2001). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 79 portfolios in the OppenheimerFunds complex.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	45

TRUSTEES AND OFFICERS BIOS    Unaudited / Continued

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 79 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 79 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 79 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2012 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND	47

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

48	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0251.001.1012 December 21, 2012

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $88,700 in fiscal 2012 and $83,200 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $1,500 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $426,206 in fiscal 2012 and $215,103 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $38,415 in fiscal 2012 and $16,540 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,424 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $851,045 in fiscal 2012 and $233,143 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.

Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	12/11/2012